Prudential
Diversified Funds

(ICON)

Prudential
Diversified
Conservative
Growth Fund

ANNUAL
REPORT
July 31, 1999

(LOGO)

A Message from the Fund's President                          September 17, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The Prudential Diversified Conservative Growth Fund's A shares returned 5.34% (excluding the sales charge) from inception to the end of our reporting period (July 31, 1999). It trailed the Lipper Balanced Funds Average, reflecting our heavy weighting in bonds, which is appropriate for a conservative fund.

High-quality bonds, which did much better last year when investors sought security during a panic in financial markets, generally perform better in times of low inflation and restrained economic growth. They were hurt over this period by investor concerns that an overheated economy would generate higher inflation.

Although bonds declined for most of the period, our return was supported by our larger growth-style stocks, which performed even better than the average growth stock over our reporting period. As economic conditions change, however, investor sentiment can shift to other market segments. In the second quarter of 1999, there was evidence of such a shift as smaller, more value-oriented stocks rallied strongly, helping to sustain our return during that period when bonds and other stocks lagged.

The value of diversification
The Prudential Diversified Funds combine securities in different asset classes so you are not fully exposed to the vagaries of the market for any single investment. In addition, they offer the specialized management that different asset classes and investment styles call for.

While no one can guarantee future results, staying with a well-balanced asset allocation can reduce volatility, smoothing returns over time. By using a range of investment specialists to manage the holdings of one Fund, we hope to make the benefits of diversification as convenient as possible for long-term investors.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Diversified Funds

Investment Advisers' Report
-------------------------------------------------------------------------------
Investment Advisers' Report
Prudential Investments Fund
Management LLC
- John Van Belle, Ph.D.
- Stacie Mintz

Sub-Advisers
(PRUDENTIAL INVESTMENTS LOGO)

(FRANKLIN TEMPLETON LOGO)

(JENNISON ASSOCIATES LOGO)

(DREYFUS LOGO)

(PIMCO LOGO)

Investment Goals and Style
The Fund seeks to provide current income and a reasonable level of capital appreciation. It invests in a diversified portfolio of bonds and stocks. There can be no assurance that the Fund will achieve its investment objective.

The Economic Context
Since the Fund's inception on November 18, 1998, investors lurched from confusion to confidence in the global economy. They ended our reporting period with a generally positive outlook, but one tempered with fears that stronger growth could lead to higher inflation and interest rates.

In the summer of 1998, financial markets were affected seriously by a sharp and severe recession in Asia that threatened global growth. Russia then defaulted on loans, darkening the picture further and sending markets into turmoil. However, central banks in Europe and the United States Federal Reserve Bank responded aggressively in the fall, reducing interest rates to stimulate economic activity. The medicine worked.

In the new year, the U.S. economy, driven by domestic consumer demand, continued its vigorous expansion. That good news was joined by relative stability in Latin America, where problems in Brazil--the region's largest economy--appeared better contained than had been expected. Stirrings of economic activity were felt in Europe and Asia; even long-suffering Japan showed signs of life.

The promise of economic recovery and increased demand brought with it the prospects of higher inflation--an indication that the pace of growth may be exceeding its natural limits. Alan Greenspan, chairman of the Federal Reserve, repeatedly warned that the Fed would take action, if necessary, to raise interest rates as a way of preempting inflation. Indeed, the Federal Reserve twice increased a key rate over the summer. Both increases were modest, however, calming investors and allowing the rally in financial markets to continue.

Equity Markets
Panic over the troubles in Asia and Russia sent financial markets reeling in 1998, with nearly all stocks and bonds tumbling except those investors considered safest--in particular, bonds issued by the United States government. The actions by the U.S. Federal Reserve and other central banks calmed markets in the fall, however, fueling a rebound.

Sensing economic recovery abroad, investors in the first quarter of 1999 moved money back into equities in Asia, Latin America and, to a smaller extent, Europe. Japanese stocks improved significantly. Very strong U.S. growth sent domestic stock market indexes to a series of record highs: for example, the Standard & Poor's 500 Index,

Dow Jones Industrials Average, and NASDAQ Composite Index pushed into uncharted territory.

Although gains were concentrated at first in the very largest growth companies, more stocks began to share in the advance as time went on. Growing confidence about global growth prospects led to increases for value stocks and smaller stocks, which saw a catch-up spurt in the second quarter.

Among large-cap stocks, value issues--as measured by the S&P/BARRA Value Index--returned 11% in the quarter, significantly outperforming their counterparts in the S&P/BARRA Growth Index, which returned 4%.

For our reporting period as a whole, however, large-cap stocks still provided better returns overall, and growth stocks beat value stocks. Nearly all equity categories fell somewhat in July, as some investors took profits and others considered the impact that a resurgence of inflation could have on corporate earnings.

Bond Markets
While equities advanced, most fixed-income securities fell. The safest issues, U.S. Treasury bonds, had become very expensive last year when investors fled emerging

Cumulative Total Returns1                         As of 7/31/99

                              Since Inception2          Since Inception2
                           (Without Sales Charge)      (With Sales Charge)
Class A                            5.34%                      0.07%
Class B                            4.77                      -0.23
Class C                            4.77                       2.72
Class Z                            5.58                       5.58
Lipper Balanced Fund Avg.3         7.25                       N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 The Lipper Since Inception return is for all funds in each share class in the Balanced Fund category.

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments.

Stocks are shares of ownership in a firm. Owners share in the profits, after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earning prospects, including the impact of broader economic conditions.

Bonds are loans to a company, government, or agency. They carry a fixed interest rate or one that varies according to a rule that is specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices vary with current interest rates for new bonds and with changes in the debtor's prospects of repaying the loan.

Money market instruments are very short-term loans of 13 months or less. Bonds and money market instruments are called fixed-income securities.

Advisers' Report Cont'd.
-------------------------------------------------------------------------------
markets such as Asia, Latin America and Russia. But in 1999, as prospects for global growth improved, investors sold high-quality bonds and moved back into riskier markets. The Lehman Brothers Aggregate Bond Index declined 1.5% during our reporting period.

High-yield bonds, commonly known as "junk bonds," fared a little better as investors became more comfortable with economic prospects around the world. Ironically, however, confidence in the economy brought with it fears of higher costs, which can erode the value of bonds' fixed payments. Although few signs of rising inflation surfaced, investors demanded higher yields to make up for the possibility they would return--which resulted in lower bond prices, hurting bond markets virtually across the board.

Our Performance
The impact of inflation fears on bond markets was the most significant factor for the Fund's return in the year ended July 31, 1999. Our commitment of 40% of the portfolio to high-quality bonds provides a conservative posture in times of market panic or slower economic growth, but hurt us over the past eight months as evidence gathered of stronger growth in Asia, Europe, and the Americas. Under these conditions, we saw slightly better performance from the 20% of our holdings in more aggressive high-yield bonds.

Because our portfolio is broadly diversified, we had support from other market segments during the period. Large-capitalization stocks led financial markets for the period; within the large-cap universe, we gained most from our growth stocks. However, our large-cap value stocks also generated strong returns: in the second quarter, when value stocks outperformed, our strongly disciplined selections did particularly well, helping make up for earlier months that were hostile to the value investing style.

It is in the nature of a diversified portfolio that not all asset classes will perform well at the same time. It is worth remembering that should markets turn against growth stocks or inflation concerns subside, bonds may hold their value better. Owning a broad range of securities improves the prospects for consistent returns over time.

Looking Ahead
The U.S. economy, approaching a record for continuous growth in 150 years of historical data, continues to run steadily ahead. Markets remain volatile, but investors appear willing to consider a broader range of equities than they have considered in recent years. If inflation remains modest, consumer demand stays strong, and global economic health continues to improve, we would expect an environment favorable to U.S. companies to continue. While higher inflation could mean continued trouble for bond markets, moderate growth in the U.S. economy would help keep inflation under control and further increases in interest rates at bay, improving prospects for bonds.

What Is Diversification?
-------------------------------------------------------------------------------
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Moreover, when we rebalance our portfolio to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

How Diversification Works
Mutual funds not only provide professional money management; they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds--it is less likely that all the securities you own will move in the same direction at one time. The Prudential Diversified Funds provide more of this buffering than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing--The Diversified Conservative Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Prudential Diversified Conservative Growth Fund.

Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Prudential Diversified Funds do it all for you.

Conservative Growth Fund Diversification Target
              (GRAPH)

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.8%
COMMON STOCKS--38.3%
------------------------------------------------------------
Advertising--0.2%
   2,500     Omnicom Group, Inc.                     $  177,187
------------------------------------------------------------
Aerospace/Defense--0.5%
   2,200     Allied Signal, Inc.                        142,312
     250     Cordant Technologies, Inc.                  11,203
   1,625     Gencorp, Inc.                               42,758
   1,200     General Motors Corp., Class H               73,125
   5,700     Loral Space & Communications, Inc.(a)      107,588
                                                     ----------
                                                        376,986
------------------------------------------------------------
Airlines--0.1%
     700     Alaska Air Group, Inc.(a)                   31,063
     750     Continental Airlines, Inc.(a)               31,875
                                                     ----------
                                                         62,938
------------------------------------------------------------
Aluminum--0.4%
   3,900     Alcoa, Inc.                                233,512
   1,250     Reliance Steel & Aluminum Co.               42,500
                                                     ----------
                                                        276,012
------------------------------------------------------------
Apparel--0.1%
     550     American Eagle Outfitters, Inc.(a)          21,244
     975     Kellwood Co.                                22,120
                                                     ----------
                                                         43,364
------------------------------------------------------------
Audio/Visual--0.1%
     600     Gemstar International Group, Ltd.(a)        39,750
   1,200     Polycom, Inc.                               40,200
                                                     ----------
                                                         79,950
------------------------------------------------------------
Auto & Truck--0.2%
     875     Arvin Industries, Inc.                      32,703
     750     Borg-Warner Automotive, Inc.                38,109
     768     Delphi Automotive Systems Corp.             13,824
   2,500     Safety Kleen Corp.(a)                   $   29,844
     875     Varlen Corp.                                33,141
                                                     ----------
                                                        147,621
------------------------------------------------------------
Banking--1.8%
   1,175     Bancorpsouth, Inc.                          19,388
   3,800     Bank America Corp.                         252,225
   5,000     Bank of New York Co., Inc.                 184,687
     100     Bank United Corp.                            3,850
     400     BankNorth Group, Inc.                       12,950
   5,900     Chase Manhattan Corp.                      453,562
     475     City National Corp.                         16,269
   1,775     Commercial Federal Corp.                    41,269
     475     Corus Bankshares, Inc.                      14,725
   2,100     Cullen/Frost Bankers, Inc.                  53,944
   1,142     CVB Financial Corp.                         29,835
      75     First Citizens Bancshares, Inc.              5,981
   2,300     Golden State Bancorp, Inc.(a)               50,887
     675     Harbor Florida Bancshares, Inc.              8,648
   1,200     MAF Bancorp, Inc.                           27,975
   1,075     North Fork Bancorporation, Inc.             22,172
   1,400     Peoples Heritage Financial Group,
                Inc.                                     25,288
     400     Queens County Savings Bank, Inc.            12,625
     800     Republic New York Corp.                     55,800
     612     Washington Federal, Inc.                    15,109
   1,050     Westamerica Bancorporation                  35,175
                                                     ----------
                                                      1,342,364
------------------------------------------------------------
Building & Construction--0.7%
   1,600     American Standard Co.(a)                    70,500
   2,300     Centex Corp.                                77,481
   2,775     D.R. Horton, Inc.                           45,094
     400     Dycom Industries, Inc.(a)                   19,100
   1,275     Lone Star Industries, Inc.                  48,848
     950     M.D.C. Holdings, Inc.                       19,713
   2,550     Pulte Corp.                                 57,853
     425     Southdown, Inc.                             25,075

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Building & Construction (cont'd.)
   1,225     Thomas Industries, Inc.(a)              $   25,648
     750     Toll Brothers, Inc.                         15,938
   1,475     U.S. Home Corp.(a)                          50,703
   2,100     Webb Delaware Corp.                         46,725
                                                     ----------
                                                        502,678
------------------------------------------------------------
Business Services--0.1%
     650     Franklin Covey Co.(a)                        4,550
     225     Navigant Consulting Co.(a)                   9,506
   2,575     Pacific Gateway Exchange, Inc.(a)           63,088
                                                     ----------
                                                         77,144
------------------------------------------------------------
Cable--0.1%
     700     Belden, Inc.                                17,413
   2,100     Jones Intercable, Inc.(a)                   94,500
                                                     ----------
                                                        111,913
------------------------------------------------------------
Chemicals--0.2%
     500     Cytec Industries, Inc.(a)                   13,094
   1,600     Eastman Chemical Co.                        82,700
   1,075     Grace W. R. & Co.(a)                        20,223
     575     MacDermid, Inc.                             20,484
     750     Spartech Corp.                              21,938
                                                     ----------
                                                        158,439
------------------------------------------------------------
Computer Services--1.0%
   2,500     Affiliated Computer Services, Inc.(a)      116,250
     675     Ciber, Inc.(a)                              11,812
   6,800     Cisco Systems, Inc.(a)                     422,450
     325     Computer Task Group, Inc.                    5,383
     100     Digex, Inc.(a)                               1,700
   2,700     Symbol Technologies, Inc.                  106,144
   4,000     Whittman Hart, Inc.(a)                     101,250
                                                     ----------
                                                        764,989
------------------------------------------------------------
Computers--2.5%
     550     Apex, Inc.(a)                               14,369
   1,200     Catapult Communications Corp.(a)            22,650
   1,300     Citrix Systems, Inc.(a)                 $   67,681
   6,600     Compaq Computer Corp.                      158,400
     700     Comverse Technology, Inc.(a)                52,894
   4,700     Dell Computer Corp.(a)                     192,112
   3,000     EMC Corp.(a)                               181,687
   1,200     Equant N V(a)                              106,725
   4,500     Hewlett-Packard Co.                        471,094
   2,800     International Business Machines Corp.      351,925
     325     Kronos, Inc.(a)                             15,722
     175     SCM Microsystems, Inc.(a)                    8,706
   6,300     Seagate Technology, Inc.(a)                169,313
     700     Sun Microsystems, Inc.(a)                   47,513
                                                     ----------
                                                      1,860,791
------------------------------------------------------------
Consumer Products--0.9%
     750     Central Garden & Pet Co.(a)                  6,797
     475     Fossil, Inc.(a)                             24,938
   1,000     Hitachi, Ltd.                              100,125
   1,500     Kimberly-Clark Corp.                        91,500
   9,000     Tandy Corp.                                461,812
                                                     ----------
                                                        685,172
------------------------------------------------------------
Consumer Services--0.1%
   3,500     Service Corp. International                 55,563
------------------------------------------------------------
Distribution/Wholesalers
     325     Ingram Micro, Inc.(a)                        9,242
     625     United Stationers, Inc.                     16,406
                                                     ----------
                                                         25,648
------------------------------------------------------------
Diversified Manufacturing--0.6%
     325     Aptargroup, Inc.                             9,405
     600     Carpenter Technology Corp.                  15,900
     475     Crane Co.                                   12,053
     800     Cuno, Inc.                                  15,450
   3,000     General Electric Co.                       327,000
     750     SPS Technologies, Inc.(a)                   30,703
     600     Tyco International, Ltd.                    58,612
                                                     ----------
                                                        469,123

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Electronic Components--1.6%
     800     Alpha Industries, Inc.(a)               $   40,800
     900     American Xtal Technology, Inc.(a)           27,675
   4,100     Arrow Electronics, Inc.(a)                  87,381
   1,500     Avnet, Inc.                                 73,500
     550     CTS Corp.                                   45,169
   1,000     Flextronics International, Ltd.(a)          44,875
   3,300     Gentex Corp.(a)                             86,006
     400     Innovex, Inc.                                5,700
     850     Intergrated Electrical Services, Inc.       14,344
     350     L3 Communications Holdings Corp.(a)         15,028
   1,000     Novellus Systems, Inc.(a)                   64,375
   1,200     Optical Coating Lab, Inc.                   86,100
     625     Pioneer-Standard Electronics, Inc.           8,008
     550     Pittway Corp.                               18,287
   1,200     PMC-Sierra, Inc.(a)                         93,900
     100     Power-One, Inc.(a)                           2,525
      75     Qlogic Corp.(a)                             12,516
     325     Rogers Corp.                                10,766
     350     Semtech Corp.(a)                            21,656
   2,700     Texas Instruments, Inc.                    388,800
     450     Transwitch Corp.(a)                         19,744
     600     Veeco Instruments, Inc.(a)                  17,512
                                                     ----------
                                                      1,184,667
------------------------------------------------------------
Entertainment--0.1%
     900     SFX Entertainment, Inc.(a)                  40,331
------------------------------------------------------------
Fertilizer--0.1%
     800     Potash Corp. of Saskatchewan, Inc.          41,050
------------------------------------------------------------
Financial Services--2.0%
     400     Allied Capital Corp.                         9,000
     400     Arthur J. Gallagher & Co.                   20,850
     425     Chittenden Corp.                            11,847
  10,450     Citigroup, Inc.                            465,678
     150     Dain Rauscher Corp.                          7,978
     975     Doral Financial Corp.                       16,088
   1,200     Downey Financial Corp.                      27,975
     675     Eaton Vance Corp.                       $   23,498
   2,175     Financial Security Assurance
                Holdings, Ltd.                          114,323
     400     Goldman Sachs Group, Inc.                   25,725
     575     Heller Financial, Inc.                      14,663
     400     Knight/Trimark Group, Inc.(a)               16,850
   1,100     Lehman Brothers Holdings, Inc.              59,125
   5,000     MBNA Corp.                                 142,500
   1,000     Metris Companies, Inc.                      39,313
     400     Morgan (J.P.) & Co., Inc.                   51,150
   3,200     Morgan Stanley Dean Witter
                Discover & Co.                          288,400
   2,400     Resource Bancshares Mortgage Group,
                Inc.                                     16,800
   2,100     Schwab (Charles) Corp.                      92,531
   1,500     Silicon Valley Bancshares                   36,750
     825     Webster Financial Corp.                     21,759
                                                     ----------
                                                      1,502,803
------------------------------------------------------------
Food & Beverage--0.5%
     400     Adolph Coors Co.                            21,300
     475     Corn Products International, Inc.           14,963
     550     J & J Snack Foods Corp.(a)                  13,200
   1,900     Mettler-Toledo International, Inc.(a)       54,981
   7,400     Nabisco Group Holding Corp.                138,750
     550     Performance Food Group Co.(a)               14,781
   1,050     Riviana Foods, Inc.                         20,344
   4,500     Sara Lee Corp.                              99,000
     650     Universal Foods Corp.                       14,178
                                                     ----------
                                                        391,497
------------------------------------------------------------
Health Care--1.8%
  11,600     Columbia/HCA Healthcare Corp.              258,100
     475     Datascope Corp.(a)                          16,506
   8,400     Foundation Health Systems, Inc.(a)         127,575
     505     Lifepoint Hospitals, Inc.(a)                 4,987
   1,800     Pacificare Health Systems, Inc.(a)         122,738
   1,800     Parexel International Corp.(a)              19,800
     350     Patterson Dental Co.(a)                     13,759
     275     Safeskin Corp.(a)                            2,441
  13,100     Tenet Healthcare Corp.(a)                  234,981

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
     300     TLC The Laser Center, Inc.(a)           $   10,913
     505     Triad Hospitals, Inc.(a)                     5,334
   3,500     United Healthcare Corp.                    213,500
   4,100     Wellpoint Health Networks, Inc.(a)         336,712
                                                     ----------
                                                      1,367,346
------------------------------------------------------------
Home Furnishings--0.1%
   1,200     Ethan Allen Interiors, Inc.                 38,100
     875     Furniture Brands International,
                Inc.(a)                                  23,625
                                                     ----------
                                                         61,725
------------------------------------------------------------
Hotels--0.2%
   6,100     Hilton Hotels Corp.                         79,681
   9,500     Meristar Hotels & Resorts, Inc.(a)          35,031
   5,400     Park Place Entertainment Corp.(a)           55,013
                                                     ----------
                                                        169,725
------------------------------------------------------------
Human Resources--0.1%
     400     CDI Corp.(a)                                13,050
   2,600     RemedyTemp, Inc.(a)                         46,475
                                                     ----------
                                                         59,525
------------------------------------------------------------
Industrial Technology/Instruments
   1,100     EG&G, Inc.                                  36,919
------------------------------------------------------------
Insurance--2.3%
   1,900     ACE, Ltd.                                   44,175
   1,000     American Financial Group, Inc.              32,750
     900     American General Corp.                      69,637
   2,700     American International Group, Inc.         313,537
     600     Annuity & Life Reinsurance Holdings,
                Ltd.                                     14,400
     150     Blanch (E.W.) Holdings, Inc.                 9,825
     825     Capital Re Corp.                            11,086
   4,100     Chubb Corp.                                245,231
     640     Fidelity National Financial, Inc.           11,160
     550     First American Financial Corp.               9,144
     925     Harleysville Group, Inc.                    18,038
     362     Medical Assurance, Inc.(a)              $   10,860
   4,100     Mutual Risk Management, Ltd.               122,231
   5,500     Old Republic International Corp.            92,469
     425     Partnerre, Ltd.                             16,150
   1,025     Presidential Life Corp.                     19,667
     950     Protective Life Corp.                       33,903
     293     Radian Group, Inc.                          15,108
   2,750     Reinsurance Group of America, Inc.         100,719
   6,000     SAFECO Corp.                               228,375
   2,200     St. Paul Companies, Inc.                    68,475
   2,100     The Equitable Companies, Inc.              134,925
   1,300     Tokio Marine & Fire Insurance, Ltd.         76,050
                                                     ----------
                                                      1,697,915
------------------------------------------------------------
Internet--0.1%
   1,100     America Online, Inc.(a)                    104,638
------------------------------------------------------------
Machinery--0.2%
   1,050     IDEX Corp.                                  29,597
     900     JLG Industries, Inc.                        17,944
   1,850     Lincoln Electric Holdings, Inc.(a)          35,034
     500     Milacron, Inc.                               8,563
     325     Tecumseh Products Co.                       21,003
     750     Terex Corp.                                 22,500
                                                     ----------
                                                        134,641
------------------------------------------------------------
Media--1.2%
   3,100     AT&T Corp. Liberty Media Group
                Class A(a)                              114,700
   8,400     CBS Corp.(a)                               369,075
   3,000     Clear Channel Communications, Inc.(a)      208,687
     700     Cumulus Media, Inc.(a)                      16,888
   1,050     King World Productions, Inc.(a)             36,619
   1,600     Univision Communications, Inc.(a)          110,800
                                                     ----------
                                                        856,769
------------------------------------------------------------
Medical Technology--0.1%
     100     Amgen, Inc.(a)                               7,603
     300     Genetech, Inc.(a)                           42,600
                                                     ----------
                                                         50,203

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Metals--0.1%
     550     Cleveland-Cliffs, Inc.                  $   17,600
     800     Commercial Metals Co.                       26,400
     400     Kaydon Corp.                                12,475
     650     RTI International Metals, Inc.(a)            8,369
                                                     ----------
                                                         64,844
------------------------------------------------------------
Mining--0.3%
   7,600     Freeport-McMoRan Copper & Gold,
                Inc.(a)                                 120,650
   5,400     Newmont Mining Corp.                        99,900
                                                     ----------
                                                        220,550
------------------------------------------------------------
Office Equipment & Supplies--0.3%
   5,000     Harris Corp.                               151,562
     550     Kimball International, Inc.                 10,725
   1,400     Xerox Corp.                                 68,250
                                                     ----------
                                                        230,537
------------------------------------------------------------
Oil & Gas--1.8%
     400     Amerada Hess Corp.                          23,675
   2,300     Atlantic Richfield Co.                     207,144
     875     Devon Energy Corp.                          32,211
   4,500     Elf Aquitaine Corp.                        385,031
   1,325     Energen Corp.                               24,844
   1,825     Helmerich & Payne, Inc.                     46,652
   1,080     Kerr-McGee Corp.                            55,620
   2,300     Keyspan Corp.                               63,825
   3,600     Marine Drilling Co., Inc.(a)                53,775
   4,300     Newfield Exploration Co.(a)                124,431
   2,600     Nuevo Energy Co.                            40,787
   2,500     Occidental Petroleum Corp.                  48,906
     650     Oneok, Inc.                                 20,678
     300     SEACOR Holdings, Inc.(a)                    14,906
     900     Swift Energy Co.(a)                          9,394
   1,850     Tesoro Petroleum Corp.                      29,138
   1,500     Total SA, ADR (France)                      95,437
     450     Valero Energy Corp.                     $    9,619
   1,650     Wicor, Inc.                                 47,850
                                                     ----------
                                                      1,333,923
------------------------------------------------------------
Paper & Packaging--1.8%
     650     Ball Corp.                                  31,484
   1,300     Fort James Corp.                            47,450
   5,800     Georgia-Pacific Corp.                      260,637
   1,900     Georgia-Pacific Corp. (Timber Group)        46,906
   3,700     International Paper Co.                    189,163
   3,900     Mead Corp.                                 159,900
   1,300     Rayonier, Inc.                              61,831
     750     Shorewood Packaging Corp.(a)                13,078
   2,300     Temple-Inland, Inc.                        145,475
     900     Universal Forest Products, Inc.             16,763
   2,800     Weyerhaeuser Co.                           181,125
   4,300     Willamette Industries, Inc.                193,500
                                                     ----------
                                                      1,347,312
------------------------------------------------------------
Pharmaceuticals--1.9%
     275     Alpharma, Inc.                              10,209
   4,100     American Home Products Corp.               209,100
     500     Bindley Western, Inc.                       10,813
   2,400     Bristol-Myers Squibb Co.                   159,600
   1,300     Eli Lilly & Co.                             85,312
   1,800     Glaxo Wellcome PLC ADR
                (United Kingdom)                         93,937
     225     Idec Pharmaceuticals Corp.(a)               22,303
   2,000     Inhale Therapeutic Systems, Inc.(a)         49,250
   2,500     Merck & Co., Inc.                          169,219
     900     Ocular Sciences, Inc.(a)                    17,719
     550     Roberts Pharmaceutical Corp.(a)             15,091
   4,200     Schering-Plough Corp.                      205,800
   1,025     Thermoquest Corp.(a)                        11,019
   4,400     Warner-Lambert Co.                         290,400
   1,000     Waters Corp.(a)                             59,750
                                                     ----------
                                                      1,409,522
------------------------------------------------------------
Photography--0.5%
   5,300     Eastman Kodak Co.                          366,362

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Printing & Publishing--0.1%
     275     Consolidated Graphics, Inc.(a)          $   10,931
     300     Electronics for Imaging, Inc.(a)            16,444
     450     Valassis Communications, Inc.(a)            16,763
     550     World Color Press, Inc.(a)                  19,903
                                                     ----------
                                                         64,041
------------------------------------------------------------
Real Estate - Developers
   1,225     Rouse Co.                                   29,783
------------------------------------------------------------
Real Estate Investment Trust--0.3%
     800     Cabot Industrial Trust Corp.                16,300
   1,950     Catellus Development Corp.(a)               30,956
   1,250     Franchise Finance Corp. of America          28,437
   2,200     Glenborough Realty Trust, Inc.              38,500
   3,800     Meristar Hospitality Corp.                  72,675
   1,150     Nationwide Health Properties, Inc.          19,694
                                                     ----------
                                                        206,562
------------------------------------------------------------
Restaurants--0.8%
   3,000     CKE Restaurants, Inc.                       42,000
  13,900     Darden Restaurants, Inc.                   303,194
     600     Foodmaker, Inc.(a)                          16,425
   4,600     McDonald's Corp.                           191,763
   3,775     Ryan's Family Steak Houses, Inc.(a)         40,345
                                                     ----------
                                                        593,727
------------------------------------------------------------
Retail--2.6%
     550     BJ's Wholesale Club, Inc.(a)                16,844
     550     Buckle, Inc.(a)                             16,638
   1,200     Claire Stores, Inc.                         28,500
   2,800     CVS Corp.                                  139,300
     425     Department 56, Inc.(a)                      12,298
   6,100     Dillards, Inc.                             187,956
   4,275     Gap, Inc.                                  199,856
   5,100     Home Depot, Inc.                           325,444
     550     IHOP Corp.(a)                               12,788
   8,800     Ikon Office Solutions, Inc.             $  116,050
  13,100     Kmart Corp.(a)                             189,950
   3,100     Kohl's Corp.(a)                            235,794
   3,500     Pep Boys - Manny, Moe & Jack, Inc.          58,187
     975     Ross Stores, Inc.                           46,922
   1,300     Sears, Roebuck & Co.                        52,650
   3,700     Staples, Inc.(a)                           106,837
   4,100     Toys 'R' Us, Inc.(a)                        66,625
   2,500     Wal-Mart Stores, Inc.                      105,625
     650     Zale Corp.(a)                               26,000
                                                     ----------
                                                      1,944,264
------------------------------------------------------------
Schools--0.1%
   1,600     Sylvan Learning Systems, Inc.(a)            40,900
------------------------------------------------------------
Semiconductors--1.1%
   3,200     Applied Materials, Inc.(a)                 230,200
   2,100     Etec Systems, Inc.(a)                       81,637
   3,500     Intel Corp.                                241,500
   1,900     KLA Instruments Corp.(a)                   128,725
   4,300     National Semiconductor Corp.(a)            106,425
                                                     ----------
                                                        788,487
------------------------------------------------------------
Software--1.8%
     200     Accrue Software, Inc.(a)                     2,233
   1,400     Activision, Inc.(a)                         19,162
     500     Broadvision, Inc.(a)                        34,844
     775     Check Point Software, Ltd.(a)               53,039
   3,400     HNC Software, Inc.(a)                      123,675
   1,200     I2 Technologies, Inc.(a)                    36,900
   2,100     Intuit, Inc.(a)                            171,806
   1,800     Legato Systems, Inc.(a)                    128,700
   5,700     Microsoft Corp.(a)                         489,131
     300     N2H2, Inc.(a)                                3,860
     100     NetIQ Corp.(a)                               1,300
   3,000     Rational Software Corp.(a)                 100,125
   2,400     VERITAS Software Corp.(a)                  134,700
     100     Verity, Inc.(a)                              4,950
                                                     ----------
                                                      1,304,425

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                            PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                               GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Telecommunications--3.1%
   2,400     Allegiance Telecom, Inc.(a)             $  120,750
   2,300     ALLTEL Corp.(a)                            165,169
   3,100     AT&T Corp.                                 161,006
     425     AVT Corp.(a)                                13,148
   1,200     Carrier Access Corp.(a)                     39,600
   1,600     Excel Switching Corp.                       43,600
     300     Exodus Communications, Inc.(a)              36,019
     100     JDS Uniphase Corp.(a)                        9,038
     700     Level 3 Communications, Inc.(a)             37,100
   2,390     Lucent Technologies, Inc.                  155,499
   5,400     MCI WorldCom, Inc.(a)                      445,500
   1,500     Millicom International Cellular S A
                (Luxembourg)(a)                          45,937
   1,200     Motorola, Inc.                             109,500
     500     Nextlink Communications, Inc.(a)            56,062
   1,900     Nokia Corp. ADR (Finland)(a)               161,619
     825     Norstan, Inc.(a)                            10,725
     600     NTL, Inc.(a)                                62,325
     200     Plantronics, Inc.(a)                        14,150
   4,600     Qwest Communications International,
                Inc.(a)                                 135,700
     650     Tekelec, Inc.(a)                             6,541
   2,700     Tellabs, Inc.(a)                           166,219
     850     Vodafone Airtouch Group PLC ADR
                (United Kingdom)                        178,925
   2,000     Voicestream Wireless Corp.(a)               90,250
                                                     ----------
                                                      2,264,382
------------------------------------------------------------
Tobacco--0.7%
   3,700     Loews Corp.                                259,462
   4,100     Philip Morris Companies, Inc.              152,725
   2,500     Reynolds R J Tobacco Holdings, Inc.         68,438
   1,050     Universal Corp.                             31,566
                                                     ----------
                                                        512,191
Trucking & Shipping--0.2%
   4,400     Air Express International Corp.         $  117,700
     675     U.S. Freightways Corp.                      33,328
                                                     ----------
                                                        151,028
------------------------------------------------------------
Utilities--0.6%
     925     Atmos Energy Corp.                          23,125
     925     BEC Energy Corp.                            39,428
     500     California Water Service Group              14,000
     475     Calpine Corp.(a)                            35,714
     475     Cleco Corp.                                 15,260
     750     Conectiv, Inc.                              17,203
   1,300     General Public Utilities Corp.              49,888
     400     Idacorp, Inc.                               12,375
   1,275     Public Service Company of New
                Mexico(a)                                25,420
   2,300     Reliant Energy, Inc.                        63,106
     250     Rochester Gas & Electric Corp.               6,547
   2,300     Unicom Corp.                                90,275
   2,200     Washington Gas Light Co.                    61,325
     550     WPS Resources Corp.                         15,950
                                                     ----------
                                                        469,616
------------------------------------------------------------
Waste Management--0.2%
   2,500     Casella Waste Systems, Inc.(a)              66,563
   3,300     Waste Management, Inc.                      84,356
                                                     ----------
                                                        150,919
                                                     ----------
             Total common stocks
                (cost $24,843,331)                   28,411,011
                                                     ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
ASSET BACKED SECURITIES--2.9%
------------------------------------------------------------
                          Capital One Bank Corp.,
                           Notes,
Baa2          US$   600   6.76%, 7/23/02                $   593,905
                          General Motors Acceptance
                           Corporation,
                           MTN,
A2                  700   5.56%, 4/5/04                     699,022
                          MBNA Corp.,
                           MTN,
Baa1                900   6.875%, 7/15/04                   890,082
                                                        -----------
                          Total asset backed
                           securities
                           (cost $2,189,763)              2,183,009
------------------------------------------------------------
CORPORATE BONDS--23.5%
------------------------------------------------------------
Airlines--0.5%
Ba2                 350   Continental Airlines, Inc.,
                           Sr. Notes,
                           8.00%, 12/15/05                  332,087
------------------------------------------------------------
Automotive Parts--0.6%
B2                   10   Collins & Aikman Products
                           Co.,
                           Sr. Sub. Notes,
                           11.50%, 4/15/06                   10,100
B3                  200   Hayes Wheels, Inc.,
                           Sr. Sub. Notes,
                           9.125%, 7/15/07(c)               200,500
Ba1                 250   Lear Corp.,
                           Sr. Notes,
                           8.11%, 5/15/09                   250,000
                                                        -----------
                                                            460,600
------------------------------------------------------------
Building & Products--0.4%
Ba3                 350   Building Materials Corp.,
                           Sr. Notes,
                           8.00%, 12/1/08                   325,500
Cable--1.0%
B1            US$   280   Adelphia Communications
                           Corp.,
                           Sr. Notes,
                           8.125%, 7/15/03              $   268,800
B2                  150   Charter Communications
                           Holdings,
                           Sr. Notes,
                           8.625%, 4/1/09                   143,625
B3                   15   Classic Cable, Inc.,
                           Sr. Sub. Notes,
                           9.375%, 8/1/09                    14,850
B1                  250   CSC Holdings, Inc.,
                           Sr. Sub. Debs.,
                           9.875%, 2/15/13                  262,500
B1                   80   Fox Family Worldwide, Inc.,
                           Sr. Notes,
                           9.25%, 11/1/07                    75,200
                                                        -----------
                                                            764,975
------------------------------------------------------------
Chemicals--0.6%
Baa3                150   Equistar Chemicals, Inc.,
                           Sr. Notes,
                           8.75%, 2/15/09                   149,025
B2                   75   Huntsman ICI Chemicals,
                           Inc.,
                           Sr. Sub. Notes,
                           10.125%, 7/1/09                   74,625
Ba3                 100   Lyondell Chemical Co.,
                           Sr. Secured Notes,
                           9.875%, 5/1/07                   102,000
B3                   45   Sterling Chemicals Holdings,
                           Inc.,
                           Sr. Sub. Notes,
                           12.375%, 7/15/06                  46,013
B2                   60   ZSC Specialty Corp.,
                           Sr. Notes,
                           11.00%, 7/1/09                    60,300
                                                        -----------
                                                            431,963

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
Coal--0.5%
Ba3           US$   350   P & L Coal Holdings Corp.,
                           Sr. Notes,
                           8.875%, 5/15/08(c)           $   344,750
------------------------------------------------------------
Containers & Packaging
B2                   20   Consolidated Container
                           Company LLC,
                           Sr. Sub. Notes,
                           10.125%, 7/15/09                  20,350
------------------------------------------------------------
Entertainment--0.3%
B2                  100   Hollywood Park, Inc.,
                           Sr. Sub. Notes,
                           9.25%, 2/15/07                    97,750
B3                  125   Premier Parks, Inc.,
                           Sr. Notes,
                           9.75%, 6/15/07                   125,000
                                                        -----------
                                                            222,750
------------------------------------------------------------
Fertilizer--0.1%
B2                   60   Scotts Co.,
                           Sr. Sub. Notes,
                           8.625%, 1/15/09                   59,400
------------------------------------------------------------
Financial Services--1.8%
Baa3                600   A T & T Capital Corp.,
                           MTN, FRN
                           5.5612%, 4/23/02                 596,832
Ba1                 100   Americredit Corp.,
                           Sr. Notes,
                           9.875%, 4/15/06                  101,000
Ba3                  15   RBF Finance Co.,
                           Sr. Secured Notes,
                           11.00%, 3/15/06                   15,450
Aa3                 600   Wells Fargo & Company,
                           Notes,
                           6.625%, 7/15/04                  593,466
                                                        -----------
                                                          1,306,748
Food & Beverage--0.1%
B2            US$   100   Pilgrim's Pride Corp.,
                           Sr. Sub. Notes,
                           10.875%, 8/1/03              $   103,500
------------------------------------------------------------
Gaming--1.7%
B3                   75   Coast Hotels & Casinos,
                           Inc.,
                           Sr. Sub. Notes,
                           9.50%, 4/1/09                     68,299
Ba2                 350   Harrahs Casinos, Inc.,
                           Gtd. Sr. Sub. Notes,
                           7.875%, 12/15/05                 341,250
B2                  150   Horseshoe Gaming LLC,
                           Sr. Sub. Notes,
                           8.625%, 5/15/09                  144,000
Ba1                 600   International Game
                           Technology Corp.,
                           Sr. Notes,
                           7.875%, 5/15/04                  579,000
Ba2                 150   Mohegan Tribal Gaming
                           Authority,
                           Sr. Notes,
                           8.125%, 1/1/06                   145,125
                                                        -----------
                                                          1,277,674
------------------------------------------------------------
Health Care--1.3%
B2                  100   Biovail International, Inc.,
                           Sr. Notes,
                           10.875%, 11/15/05                104,000
                          Columbia/HCA Healthcare
                           Corp.,
                           Debs.,
Ba2                  30   7.05%, 12/1/27                     22,348
Ba2                  20   7.50%, 11/15/95                    15,064
                          MTN,
Ba2                 300   6.73%, 7/15/45                    281,256
B2                  350   Integrated Health Svcs.,
                           Inc.,
                           Sr. Sub. Notes,
                           9.25%, 1/15/08                   220,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
Health Care (cont'd.)
B3            US$    25   Lifepoint Hospitals
                           Holdings, Inc.,
                           Sr. Sub. Notes,
                           10.75%, 5/15/09              $    25,187
B3                  100   Magellan Health Services,
                           Inc.,
                           Sr. Sub. Notes,
                           9.00%, 2/15/08                    87,250
Ba3                 150   Tenet Healthcare Corp.,
                           Sr. Sub. Notes,
                           8.625%, 1/15/07                  145,500
B3                   25   Triad Hospitals Holdings,
                           Inc.,
                           Sr. Sub. Notes,
                           11.00%, 5/15/09                   25,188
                                                        -----------
                                                            926,293
------------------------------------------------------------
Industrials--0.7%
B2                  150   Carmike, Inc.,
                           Sr. Sub. Notes,
                           9.375%, 2/1/09                   145,125
Caa1                350   Purina Mills, Inc.,
                           Sr. Sub. Notes,
                           9.00%, 3/15/10(c)                192,500
B3                  350   United International
                           Holdings, Inc.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 2/15/03)
                           10.75%, 2/15/08                  204,750
                                                        -----------
                                                            542,375
------------------------------------------------------------
Machinery--0.2%
B1                  150   Applied Power, Inc.,
                           Sr. Sub. Notes,
                           8.75%, 4/1/09                    145,500
B3                   10   Newcor, Inc.,
                           Sr. Sub. Notes,
                           9.875%, 3/1/08                     9,000
                                                        -----------
                                                            154,500
Manufacturing--0.1%
B2            US$    40   Venture Holdings, Inc.,
                           Sr. Notes,
                           9.50%, 7/1/05                $    38,000
------------------------------------------------------------
Media--2.4%
B2                  350   Ackerley Group, Inc.,
                           Sr. Sub. Notes,
                           9.00%, 1/15/09                   343,000
B1                   75   Chancellor Media Corp.,
                           Sr. Sub. Notes,
                           9.00%, 10/1/08                    76,125
Ba2                 350   Imax Corp.,
                           Sr. Notes,
                           7.875%, 12/1/05(c)               329,000
Ba3                 250   Price Communications
                           Wireless, Inc.,
                           Sr. Secured Notes,
                           9.125%, 12/15/06                 253,437
Baa3                200   Seagram Joseph E & Sons,
                           Inc.,
                           Sr. Notes,
                           6.25%, 12/15/01                  196,808
Baa3                600   Time Warner, Inc.,
                           Sr. Notes,
                           6.10%, 12/30/01                  586,500
                                                        -----------
                                                          1,784,870
------------------------------------------------------------
Oil & Gas--0.9%
B3                   65   Chesapeake Energy Corp.,
                           Sr. Notes,
                           9.625%, 5/1/05                    59,962
Ba2                 350   Gulf Canada Resources, Ltd.,
                           Sr. Sub. Debs.,
                           9.625%, 7/1/05(c)                357,000
Ba3                 210   Pride International, Inc.,
                           Sr. Notes,
                           10.00%, 6/1/09                   214,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
Oil & Gas (cont'd.)
Ba3           US$    25   R & B Falcon Corp.,
                           Sr. Notes,
                           9.50%, 12/15/08              $    23,750
B2                   30   Swift Energy Co.,
                           Sr. Sub. Notes,
                           10.25%, 8/1/09                    29,771
                                                        -----------
                                                            684,683
------------------------------------------------------------
Paper & Packaging--1.2%
B1                  350   Ball Corp.,
                           Sr. Sub. Notes,
                           8.25%, 8/1/08                    346,500
B3                  150   Packaging Corp. of America,
                           Sr. Sub. Notes,
                           9.625%, 4/1/09                   152,250
B1                  350   S.D. Warren Co.,
                           Sr. Sub. Notes,
                           12.00%, 12/15/04(c)              371,875
                                                        -----------
                                                            870,625
------------------------------------------------------------
Pharmaceuticals--0.1%
Ba3                 100   ICN Pharmaceuticals, Inc.,
                           Sr. Notes,
                           8.75%, 11/15/08                   96,000
------------------------------------------------------------
Printing & Publishing--0.9%
B1                  350   Mail-Well I Corp.,
                           Sr. Sub. Notes,
                           8.75%, 12/15/08                  335,125
B2                  150   Transwestern Publishing Co.,
                           Sr. Sub. Notes,
                           9.625%, 11/15/07                 147,750
B1                  150   World Color Press, Inc.,
                           Sr. Sub. Notes,
                           7.75%, 2/15/09                   150,000
                                                        -----------
                                                            632,875
Real Estate--0.4%
Ba2           US$   350   HMH Properties, Inc.,
                           Sr. Notes,
                           8.45%, 12/1/08               $   329,000
------------------------------------------------------------
Restaurants--1.0%
B2                  150   Advantica Restaurant
                           Group, Inc.,
                           Sr. Notes,
                           11.25%, 1/15/08                  141,750
B2                  350   Carrols Corporation,
                           Sr. Sub. Notes,
                           9.50%, 12/1/08                   306,250
Ba1                 350   Felcor Suites L.P.,
                           Gtd. Sr. Notes,
                           7.375%, 10/1/04                  318,500
                                                        -----------
                                                            766,500
------------------------------------------------------------
Schools--0.2%
B3                  150   Kindercare Learning Center,
                           Inc.,
                           Sr. Sub. Notes,
                           9.50%, 2/15/09                   146,250
------------------------------------------------------------
Semiconductors
B2                   20   SCG Holding Corp.,
                           Sr. Notes,
                           12.00%, 8/1/09                    20,150
------------------------------------------------------------
Software--0.1%
B3                   95   PSI Net, Inc.,
                           Sr. Notes,
                           11.00%, 8/1/09                    95,000
------------------------------------------------------------
Steel--0.9%
Ba2                 250   Alaska Steel Corp.,
                           Sr. Notes,
                           7.875%, 2/15/09                  243,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
Steel (cont'd.)
B2            US$    25   Leviathan Corp.,
                           Sr. Sub. Notes,
                           10.375%, 6/1/09              $    25,625
Ba3                  50   National Steel Corp.,
                           Notes,
                           9.875%, 3/1/09                    51,000
B2                  350   UCAR Global Enterprises,
                           Inc.,
                           Sr. Sub. Notes,
                           12.00%, 1/15/05(c)               371,000
                                                        -----------
                                                            691,375
------------------------------------------------------------
Telecommunications--2.1%
B1                  125   Global Crossings Holdings,
                           Ltd.,
                           Sr. Notes,
                           9.625%, 5/15/08                  129,375
B2                  250   Intermedia Communications,
                           Inc.,
                           Sr. Notes,
                           8.60%, 6/1/08                    228,750
B3                   30   Level 3 Communications,
                           Inc.,
                           Sr. Disc. Notes,
                           Zero Coupon (until 12/1/03)
                           10.50%, 12/1/08                   17,325
B2                  250   Mcleodusa, Inc.,
                           Sr. Notes,
                           8.125%, 2/15/09                  225,625
B2                  250   Nextel Communications, Inc.,
                           Sr. Disc. Notes,
                           Zero Coupon (until
                           10/31/02) 9.75%, 10/31/07        178,750
B3                  250   NTL Communications Corp.,
                           Sr. Notes,
                           Zero Coupon (until 10/1/03)
                           12.375%, 10/1/08                 175,000
Ba3                 250   Rogers Cantel, Inc.,
                           Debs.,
                           9.375%, 6/1/08                   260,000
B1            US$   150   Telewest PLC,
                           Sr. Disc. Debs.,
                           Zero Coupon (until 10/1/00)
                           11.00%, 10/1/07 (United
                           Kingdom)                     $   133,875
B3                  200   Tritel PCS, Inc.,
                           Sr. Sub. Disc. Notes,
                           Zero Coupon (until 5/1/04)
                           12.75%, 5/15/09                  108,000
B3                   65   Worldwide Fiber, Inc.,
                           Sr. Notes,
                           12.00%, 8/1/09                    64,188
                                                        -----------
                                                          1,520,888
------------------------------------------------------------
Transportation--0.1%
B1                   50   American Commercial
                           Lines LLC,
                           Sr. Notes,
                           10.25%, 6/30/08                   49,750
------------------------------------------------------------
Utilities--3.0%
Ba1                 250   AES Corp.,
                           Sr. Notes,
                           9.50%, 6/1/09                    255,000
Ba2                 200   Calpine Corp.,
                           Sr. Notes,
                           7.875%, 4/1/08                   190,000
Baa2                700   Cinergy Corp.,
                           Debs.,
                           6.125%, 4/15/04                  674,339
Ba3                 250   CMS Energy Corp.,
                           Sr. Notes,
                           7.50%, 1/15/09                   232,500
Ba2                 700   Niagara Mohawk Power Corp.,
                           Sr. Notes,
                           7.00%, 10/1/00                   701,330
Baa3                200   Sr. Notes,
                           7.125%, 7/1/01                   200,452
                                                        -----------
                                                          2,253,621

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
Waste Management--0.3%
Ba3           US$   200   Allied Waste of North
                           America, Inc.,
                          Sr. Notes,
                           7.875%, 1/1/09               $   184,000
                                                        -----------
                          Total corporate bonds
                           (cost $18,175,781)            17,437,052
                                                        -----------
------------------------------------------------------------
CONVERTIBLE BOND--0.7%
Financial Services--0.7%
A2              EURO500   Hellenic Finance Corp.,
                           Bonds,
                           2.00%, 7/15/03
                           (cost $526,875)                  535,549
------------------------------------------------------------
MORTGAGE-RELATED SECURITIES--8.2%
Aaa           US$   600   Commercial Mortgage
                           Acceptance Corporation,
                           Series 1999-C1 Class A-1
                           6.79%, 6/15/31                   591,329
Aaa                 493   First Nationwide Trust
                           Corp.,
                           6.50%, 5/19/29                   483,480
Aaa                 500   GE Capital Mortgage
                           Services, Inc., Series
                           1999-15 Class 16
                           6.75%, 8/25/29                   498,281
Aaa                 475   GMAC Commercial Mortgage,
                           Inc., Series 1998 C2 Class
                           A-1
                           6.15%, 5/15/35                   457,465
Aaa                 500   Mellon Residental Funding
                           Corp.,
                           Series 1999 Class A-3
                           6.58%, 7/25/29                   496,845
Aaa                 358   Merrill Lynch Mortgage
                           Investments, Inc.,
                           Series 1998-F1
                           5.33%, 1/20/28                   357,680
Aaa           US$   500   Nationslink Funding Corp.,
                           Series 1999 Sl Class A-3
                           6.297%, 11/10/02             $   496,290
                          PNC Mortgage Securities
                           Corp.,
Aa1                 600   Series 1995-2 Class A-4
                           6.75%, 6/25/16                   593,424
Aa1                 500   Series 1999-5 Class A-1
                           6.75%, 7/25/29(b)                478,203
Aa1                 800   Series 1999-8 Class A-5
                           6.75%, 8/25/29                   794,252
NR                  843   Residential Funding
                           Mortgage, Inc.,
                           Series 1997 S-19, Class A-3
                           6.50%, 12/25/12                  799,542
                                                        -----------
                                                          6,046,791
                                                        -----------
                          Total mortgage-related
                           securities
                           (cost $6,147,931)              6,046,791
                                                        -----------
------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND SECURITIES--25.2%
                  3,400   Federal Home Loan Mortgage
                           Corporation,
                           Debs.,
                           5.75%, 3/15/09                 3,166,794
                          Federal National Mortgage
                           Association,
                    669   6.50%, 9/1/05                     668,391
                  1,000   Zero Coupon, 6/1/17               297,810
                          Government National Mortgage
                           Association,
                    114   6.625%, 9/20/22                   114,275
                  8,000   6.50%, 12/31/2099               7,595,040

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED CONSERVATIVE
July 31, 1999                            GROWTH FUND
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                   Value (Note 1)
U.S. GOVERNMENT AGENCIES AND SECURITIES (cont'd.)
                          United States Treasury
                           Bonds,
              US$ 1,900   14.00%, 11/15/11              $ 2,750,554
                    200   9.25%, 2/15/16                    258,124
                    600   8.50%, 2/15/20                    743,622
                  1,050   7.25%, 8/15/22                  1,161,888
                          United States Treasury
                           Notes,
                    200   6.50%, 10/15/06                   204,688
                  1,723   3.875%, 1/15/09 (TIPS)          1,700,177
                                                        -----------
                          Total U.S. government
                           agencies and securities
                           (cost $19,127,230)            18,661,363
                                                        -----------
                          Total debt obligations
                           (cost $46,167,579)            44,863,764
                                                        -----------
                          Total long-term investments
                           (cost $70,010,910)            73,274,775
                                                        -----------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--12.8%
------------------------------------------------------------
CORPORATE BONDS--3.8%
B3                  200   Stone Container Corp.,
                           Sr. Sub. Deb.,
                           12.25%, 4/1/00(c)                200,500
                          Texas Utilities Co.,
                           MTN,
BBB1                200   5.24%, 1/21/00                    194,964
                    300   6.155%, 1/21/00                   291,127
A2            US$ 2,100   TCI Communications, Inc.,
                           MTN,
                           6.46%, 3/6/00                $ 2,108,631
                                                        -----------
                          Total corporate bonds
                           (cost $2,798,699)              2,795,222
                                                        -----------
------------------------------------------------------------
SOVERIGN BONDS--2.0%
                  1,500   Republic of Korea,
                           Notes, FRN,
                           7.5937%, 10/8/99
                           (cost $1,496,863)              1,505,625
------------------------------------------------------------
REPURCHASE AGREEMENT--7.0%
                  5,227   Joint Repurchase Agreement
                           Account,
                           5.06%, 8/2/99 (Note 5)
                           (cost $5,227,000)              5,227,000
                                                        -----------
                          Total short-term investments
                           (cost $9,522,562)              9,527,847
                                                        -----------
------------------------------------------------------------
Total Investments--111.6%
                          (cost $80,533,472; Note 4)     82,802,622
                          Liabilities in excess of
                           other
                             assets--(11.6%)             (8,592,399)
                                                        -----------
                          Net Assets--100%              $74,210,223
                                                        -----------
                                                        -----------

---------------
(a) Non-income producing security.
(b) Delayed Settlement Security.
(c) All or partial principal amount segregated as collateral.
ADR--American Depository Receipt.
FRN--Floating Rate Note.
LP--Limited Partnership.
MTN--Medium-Term Notes.
NR--Not Rated by Moody's or Standard & Poor's.
TIPS--Treasury Inflation Protection Securities.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                         PRUDENTIAL DIVERSIFIED FUNDS
                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE
Statement of Assets and Liabilities      GROWTH FUND
----------------------------------------------------------------------------

Assets                                                                                                             July 31, 1999
Investments, at value (cost $80,533,472).....................................................................       $82,802,622
Foreign currency, at value (cost $40)........................................................................                41
Receivable for Fund shares sold..............................................................................           790,786
Interest and dividends receivable............................................................................           650,777
Receivable for investments sold..............................................................................           602,388
Deferred offering costs......................................................................................            29,535
Other assets.................................................................................................             1,706
                                                                                                                   -------------
   Total assets..............................................................................................        84,877,855
                                                                                                                   -------------
Liabilities
Bank overdraft...............................................................................................             2,402
Payable for investments purchased............................................................................        10,223,827
Accrued expenses and other liabilities.......................................................................           195,721
Payable for Fund shares reacquired...........................................................................           135,306
Management fee payable.......................................................................................            46,890
Distribution fee payable.....................................................................................            38,667
Forward currency contracts - net amount payable to counterparties............................................            24,819
                                                                                                                   -------------
   Total liabilities.........................................................................................        10,667,632
                                                                                                                   -------------
Net Assets...................................................................................................       $74,210,223
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................       $     7,167
   Paid-in capital in excess of par..........................................................................        71,163,080
                                                                                                                   -------------
                                                                                                                     71,170,247
   Undistributed net investment income.......................................................................           236,864
   Accumulated net realized gain on investments..............................................................           558,783
   Net unrealized appreciation on investments and foreign currencies.........................................         2,244,329
                                                                                                                   -------------
Net assets, July 31, 1999....................................................................................       $74,210,223
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($9,096,373 / 877,784 shares of beneficial interest issued and outstanding)............................            $10.36
   Maximum sales charge (5% of offering price)...............................................................               .55
                                                                                                                   -------------
   Maximum offering price to public..........................................................................            $10.91
                                                                                                                   -------------
                                                                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($30,235,058 / 2,921,952 shares of beneficial interest issued and outstanding).........................            $10.35
                                                                                                                   -------------
                                                                                                                   -------------
Class C:
   Net asset value and redemption price per share
      ($14,035,057 / 1,356,384 shares of beneficial interest issued and outstanding).........................            $10.35
   Sales charge (1% of offering price).......................................................................               .10
                                                                                                                   -------------
   Offering price to public..................................................................................            $10.45
                                                                                                                   -------------
                                                                                                                   -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($20,843,093 / 2,010,488 shares of beneficial interest issued and outstanding).........................            $10.37
                                                                                                                   -------------
                                                                                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

PRUDENTIAL DIVERSIFED FUNDS
PRUDENTIAL DIVERSIFIED CONSERVATIVE
GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                             November 18, 1998(a)
                                                   Through
Net Investment Income                           July 31, 1999
Income
   Interest...............................        $2,221,162
   Dividends (net of foreign withholding
      taxes of $1,170)....................           212,055
                                                 -----------
      Total income........................         2,433,217
                                                 -----------
Expenses
   Management fee.........................           398,032
   Distribution fee--Class A..............            10,754
   Distribution fee--Class B..............           134,891
   Distribution fee--Class C..............            84,106
   Custodian's fees and expenses..........           211,000
   Registration fees......................            69,000
   Amortization of offering cost..........            68,465
   Reports to shareholders................            55,000
   Legal fees.............................            30,000
   Audit fee and expenses.................            25,000
   Transfer agent's fees and expenses.....            22,000
   Trustees' fees and expenses............             4,500
   Miscellaneous..........................             5,013
                                                 -----------
      Total expenses......................         1,117,761
                                                 -----------
Net investment income.....................         1,315,456
                                                 -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions................           558,783
   Foreign currency transactions..........            18,927
                                                 -----------
                                                     577,710
                                                 -----------
Net unrealized appreciation (depreciation)
   on:
   Investments............................         2,269,150
   Foreign currencies.....................           (24,821)
                                                 -----------
                                                   2,244,329
                                                 -----------
Net gain on investments...................         2,822,039
                                                 -----------
Net Increase in Net Assets
Resulting from Operations                         $4,137,495
                                                 -----------
                                                 -----------

---------------
(a) Commencement of investment operations.


PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL DIVERSIFIED CONSERVATIVE
GROWTH FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                          November 18, 1998(a)
Increase (Decrease) in                          Through
Net Assets                                   July 31, 1999
Operations
   Net investment income................      $  1,315,456
   Net realized gain on investment and
      foreign currency transactions.....           577,710
   Net unrealized appreciation of
      investments and foreign
      currencies........................         2,244,329
                                          --------------------
   Net increase in net assets resulting
      from operations...................         4,137,495
                                          --------------------
Dividends from net investment income (Note 1)
      Class A...........................          (118,082)
      Class B...........................          (278,242)
      Class C...........................          (155,747)
      Class Z...........................          (637,575)
                                          --------------------
                                                (1,189,646)
                                          --------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold........       107,208,098
   Net asset value of shares issued in
      reinvestment of dividends.........         1,162,526
   Cost of shares reacquired............       (37,138,250)
                                          --------------------
   Net increase in net assets from Fund
      share transactions................        71,232,374
                                          --------------------
Total increase..........................        74,180,223
Net Assets
Beginning of period.....................            30,000
                                          --------------------
End of period(b)........................      $ 74,210,223
                                          --------------------
                                          --------------------
---------------
(a) Commencement of investment
   operations.
(b) Includes undistributed net
    investment income of................      $    236,864
                                          --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

                                            PRUDENTIAL DIVERSIFIED FUNDS
                                            PRUDENTIAL DIVERSIFIED CONSERVATIVE
Notes to Financial Statements               GROWTH FUND
--------------------------------------------------------------------------------
Prudential Diversified Funds (the 'Trust') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of three Portfolios: Prudential Diversified Conservative Growth Fund (the 'Fund'), Prudential Diversified Moderate Growth Fund and Prudential Diversified High Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 750 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $30,000 on September 2, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998.
The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Trust in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value, after that period, such securities are valued in good faith under procedures adopted by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are
--------------------------------------------------------------------------------
                                       20

                                            PRUDENTIAL DIVERSIFIED FUNDS
                                            PRUDENTIAL DIVERSIFIED CONSERVATIVE
Notes to Financial Statements               GROWTH FUND
--------------------------------------------------------------------------------
reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Offering Cost: The Fund incurred approximately $98,000 in connection with the initial offering of the Fund. Offering costs are being amortized over a period of 12 months ending November 1999.
Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $111,054, decrease accumulated net realized gain on investments by $18,927 and decrease paid-in capital by $92,127 for the period ended July 31, 1999, due to realized and recognized currency gains during the period and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Adviser's performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays each Adviser a fee, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                          Fee Paid By PIFM
           Advisers                          to Advisers
------------------------------    ---------------------------------
Jennison Associates LLC           .30% with respect to the first
                                  $300 million; .25% for amounts
                                  in excess of $300 million

--------------------------------------------------------------------------------
                                       21

                                            PRUDENTIAL DIVERSIFIED FUNDS
                                            PRUDENTIAL DIVERSIFIED CONSERVATIVE
Notes to Financial Statements               GROWTH FUND
--------------------------------------------------------------------------------

                                          Fee Paid By PIFM
           Advisers                          to Advisers
------------------------------    ---------------------------------
The Prudential Investment
  Corporation ('PIC')             N/A1
Pacific Investment Management     .25%
  Company
Franklin Advisers, Inc.           .50%
The Dreyfus Corporation           .45%
1Under the Advisory Agreement between PIFM and PIC. PIC is
 reimbursed by PIFM for its reasonable costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the fiscal period ended July 31, 1999.
PIMS has advised the Fund that it has received approximately $182,300 and $71,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the fiscal period ended July 31, 1999.
PIMS has advised the Fund that for the period ended July 31, 1999, it has received approximately $52,900 and $14,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the fiscal period ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. During the fiscal period ended July 31, 1999, the Fund incurred fees of approximately $20,000 for the services of PMFS. As of July 31, 1999 approximately $3,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates. For the fiscal period ended July 31, 1999, Prudential Securities Incorporated earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended July 31, 1999 were $210,202,411 and $135,692,277, respectively.
At July 31, 1999, the Fund had an outstanding forward currency contract to sell foreign currency as follows:

                                      Value at
        Foreign Currency           Settlement Date   Current
         Sale Contracts                Payable        Value      Depreciation
---------------------------------  ---------------   --------   ---------------
Euro,
 expiring 8/26/99................     $ 511,104      $535,923      $ (24,819)
                                        -------      --------        -------
                                        -------      --------        -------

The United States federal income tax basis of the Funds' investments as of July 31, 1999 was $80,866,844 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,935,778 (gross unrealized appreciation--$4,665,865, gross unrealized depreciation--$2,730,087).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 1999, the Fund had a 0.8% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund
--------------------------------------------------------------------------------
                                       22

                                            PRUDENTIAL DIVERSIFIED FUNDS
                                            PRUDENTIAL DIVERSIFIED CONSERVATIVE
Notes to Financial Statements               GROWTH FUND
--------------------------------------------------------------------------------
represents $5,227,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Bear, Stearns & Co. Inc., 5.06%, in the principal amount of $180,000,000 repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest was $183,904,910.
Deutsche Bank Securities Corp., 5.06%, in the principal amount of $96,548,000 repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest was $98,479,006.
Salomon Smith Barney Inc., 5.06%, in the principal amount of $180,000,000 repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest was $184,504,113.
Warburg Dillon Read LLC, 5.07%, in the principal amount of $180,000,000 repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest was $183,604,710.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 7,166,608 shares of beneficial interest issued and outstanding at July 31, 1999, Prudential owned 2,083,116.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.
Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.......................    1,042,412    $  10,711,221
Shares issued in reinvestment of
  dividends.......................       10,808          113,563
Shares reacquired.................     (177,770)      (1,852,189)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      875,450        8,972,595
Shares issued upon conversion from
  Class B.........................        1,584           16,195
                                    -----------    -------------
Net increase in shares
  outstanding.....................      877,034    $   8,988,790
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.......................    3,203,723    $  32,945,049
Shares issued in reinvestment of
  dividends.......................       25,247          265,233
Shares reacquired.................     (306,183)      (3,184,477)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    2,922,787       30,025,805
Shares reacquired upon conversion
  into Class A....................       (1,585)         (16,195)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,921,202    $  30,009,610
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.......................    1,533,354    $  15,566,209
Shares issued in reinvestment of
  dividends.......................       13,956          146,297
Shares reacquired.................     (191,676)      (1,993,717)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,355,634    $  13,718,789
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.......................    4,798,062    $  47,985,619
Shares issued in reinvestment of
  dividends.......................       61,120          637,433
Shares reacquired.................   (2,849,444)     (30,107,867)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,009,738    $  18,515,185
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       23

                                        PRUDENTIAL DIVERSIFIED FUNDS
                                        PRUDENTIAL DIVERSIFIED CONSERVATIVE
Notes to Financial Statements           GROWTH FUND
--------------------------------------------------------------------------------

                                                                                  November 18, 1998(a) Through July 31,
                                                                                                 1999(d)
                                                                               -------------------------------------------
                                                                               Class A     Class B     Class C     Class Z
                                                                               -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................   $10.00      $ 10.00     $ 10.00     $ 10.00
                                                                               -------     -------     -------     -------
Income from investment operations:
Net investment income.......................................................      .19          .14         .14         .21
Net realized and unrealized gain on investments and foreign currencies......      .35          .34         .34         .35
                                                                               -------     -------     -------     -------
   Total from investment operations.........................................      .54          .48         .48         .56
                                                                               -------     -------     -------     -------
Less distributions
Dividends from net investment income........................................     (.18)        (.13)       (.13)       (.19)
                                                                               -------     -------     -------     -------
Net asset value, end of period..............................................   $10.36      $ 10.35     $ 10.35     $ 10.37
                                                                               -------     -------     -------     -------
                                                                               -------     -------     -------     -------
TOTAL RETURN(b).............................................................     5.34%        4.77%       4.77%       5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................................   $9,097      $30,235     $14,035     $20,843
Average net assets (000)....................................................   $6,157      $19,308     $12,039     $38,460
Ratios to average net assets:(c)
   Expenses, including distribution fees....................................     1.92%        2.67%       2.67%       1.67%
   Expenses, excluding distribution fees....................................     1.67%        1.67%       1.67%       1.67%
   Net investment income....................................................     2.69%        1.94%       1.91%       2.89%
Portfolio turnover rate.....................................................      180%         180%        180%        180%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     24

                                         PRUDENTIAL DIVERSIFIED FUNDS
                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE
Report of Independent Accountants        GROWTH FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Diversified Funds--
Prudential Diversified Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified Conservative Growth Fund (the 'Fund') at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999
--------------------------------------------------------------------------------
                                       25

                                             PRUDENTIAL DIVERSIFIED FUNDS
                                             PRUDENTIAL DIVERSIFIED CONSERVATIVE
Federal Income Tax Information (Unaudited)   GROWTH FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during the fiscal period, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.18, $.13, $.13 and $.19 per share, of ordinary income, which is taxable as such, respectively. Further, we wish to advise you that 8.10% of the ordinary income dividends paid in the fiscal year ended July 31, 1999 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 28% of the dividends paid by the Prudential Diversified Conservative Growth Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Diversified Conservative Growth Fund vs. the S&P 500 Index

Class A
(GRAPH)

Class B
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Diversified Conservative Growth Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (July 31), as measured on a quarterly basis, beginning in 1998 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years

Class C
(GRAPH)

Class Z
(GRAPH)


after purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that give a broad look at how stock prices have performed. The total return of the S&P 500 Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of equity funds. The securities in the S&P 500 Index may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ    Cusip
  A        --    74432F109
  B        --    74432F208
  C        --    74432F307
  Z      PDCZX   74432F406

Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
John R. Strangfeld

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
David F. Connor, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd., San Mateo, CA 94404

The Dreyfus Corporation200 Park Avenue, New York, NY 10166
Pacific Investment Management Company
840 Newport Center Drive, Newport Beach, CA 92660

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
Raritan Plaza One, Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave., N.W., Washington, DC 20036

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF186E5

Prudential
Diversified Funds

(ICON)

Prudential
Diversified
High Growth
Fund

ANNUAL
REPORT
July 31, 1999

(LOGO)

A Message from the Fund's President                  September 17, 1999
(PHOTO)

Dear Shareholder,

The Prudential Diversified High Growth Fund's A shares returned an impressive 15.20% (excluding the sales charge) from inception to the end of our reporting period (July 31, 1999). It trailed the Lipper Growth Fund Average slightly, mostly because funds in that category tend to focus on the large U.S. stocks that market conditions favored for much of our reporting period. Our diversified approach, on the other hand, provides exposure to a much broader range of equities--growth and value styles, domestic and international, large and small.

Diversification reduces the risk that all of your assets will move in one direction at the same time. Because it is diversified, your Fund is positioned to deliver more consistent returns as market conditions change and investor sentiment shifts.
Indeed, there was evidence of such a shift in the second quarter of 1999: smaller, more value-oriented stocks rallied strongly, which helped sustain our return when growth stocks lagged.

The Prudential Diversified High Growth Fund also offers the specialized management that different asset classes and investment styles call for. While no one can guarantee future results, staying with a well-balanced asset allocation can reduce volatility, smoothing returns over time. By using a range of investment specialists to manage the holdings of one fund, we hope to make the benefits of diversification as convenient as possible.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Diversified Funds

Investment Advisers' Report

Investment Advisers
Prudential Investments Fund
Management LLC
- John Van Belle, Ph.D.
- Stacie Mintz

Sub-Advisers
(PRUDENTIAL INVESTMENTS LOGO)

(LAZARD LOGO)

(FRANKLIN TEMPLETON LOGO)

(JENNISON ASSOCIATES LOGO)

(DREYFUS LOGO)

Investment Goals and Style
The Fund seeks to provide long-term
capital appreciation. It invests in
a diversified portfolio of stocks.
There can be no assurance that the
Fund will achieve its investment
objective.


The Economic Context
Since the Fund's inception on November 18, 1998, investors lurched from confusion to confidence in the global economy.
They ended our reporting period with a generally positive outlook, but one tempered with fears that stronger growth could lead to higher inflation and interest rates.

In the summer of 1998, financial markets were affected seriously by a sharp and severe recession in Asia that threatened global growth. Russia then defaulted on loans, darkening the picture further and sending markets into turmoil. Central banks in Europe and the United States
Federal Reserve Bank responded aggressively in the fall, reducing interest rates to stimulate economic activity.
The medicine worked.

In the new year, the U.S. economy, driven by domestic consumer demand, continued its vigorous expansion. That good news was joined by relative stability in Latin
America, where problems in Brazil--the region's largest economy--appeared better contained than had been expected.
Stirrings of economic activity were felt in Europe and Asia; even long-suffering Japan showed signs of life.

The promise of economic recovery and increased demand brought with it the prospects of higher inflation-- an indication that the pace of growth may be exceeding its natural limits. Alan Greenspan, chairman of the Federal Reserve, repeatedly warned that the Fed would take action, if necessary, to raise interest rates as a way of preempting inflation. Indeed, the Federal
Reserve twice increased a key rate over the summer.
Both increases were modest, however, calming investors and allowing the rally in financial markets to continue.

The Financial Markets
Panic over the troubles in Asia and Russia sent markets reeling in 1998, with all but the biggest, best-known stocks tumbling. The actions by the U.S. Federal Reserve and other central banks calmed markets in the fall, however, fueling a rebound.

Sensing economic recovery abroad, investors in the first quarter of 1999 moved money back into Asia, Latin America and, to a smaller extent, Europe. Japanese stocks improved significantly. Very strong U.S. growth sent the Standard &
Poor's 500 Index, Dow Jones Industrials Average, and NASDAQ
Composite Index into uncharted territory.

Although gains were concentrated at first in the very largest companies, more stocks began to share in the advance as time went on. Growing confidence about global growth prospects led to increases for value stocks and smaller stocks. The second quarter of 1999 saw a catch-up spurt for these sectors: small caps, as measured by the Russell 2000 Index, returned 16% in the quarter, outperforming the large-cap S&P 500, which returned 7%. Even among large-cap stocks, value issues--as measured by the S&P/BARRA Value Index--returned 11% in the quarter, while their counterparts in the S&P/BARRA Growth Index returned 4%.

For our reporting period as a whole, however, large-cap stocks still provided better returns overall, and growth stocks beat value stocks. Nearly all equity categories fell somewhat in July, as some investors took profits and others considered the impact that a resurgence of inflation could have on corporate earnings.

Our Performance
The Prudential Diversified High Growth Fund's commitment of
50% of its portfolio to large-capitalization stocks was the most significant factor for its return in the year ended July 31, 1999. Within the large-cap universe, we gained most from our growth stocks. Our large-cap value stocks also generated strong returns: in the second quarter, when value stocks outperformed, our strongly disciplined selections did particularly well, helping make up for earlier months that were hostile to the value investing style.

After a rocky start, the Fund's international holdings performed well, as economic conditions abroad improved.
The same was true of our smaller domestic growth stocks, which shared considerably in the market broadening that began in April.

Cumulative Total Returns1                              As of 7/31/99
                               Since Inception2        Since Inception2
                            (Without Sales Charge)    (With Sales Charge)
Class A                            15.20%                    9.44%
Class B                            14.70                     9.70
Class C                            14.70                    12.55
Class Z                            15.60                    15.60
Lipper Growth Fund Avg.3           17.52                     N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 The Lipper Since Inception return is for all funds in each share class in the Growth Fund category.


Looking Ahead
Europe, Japan, and other countries in Asia are all showing signs of improved economic health. Financial markets in these regions have performed well recently, and we believe they will continue to present opportunities as a return to growth gathers strength.

Meanwhile, the U.S. economy--approaching a marathon record for growth in 150 years of historical data--continues to run steadily ahead. Markets remain volatile, but investors appear willing to consider a broader range of equities than they have considered in recent years. If inflation remains modest and consumer demand stays strong, we would expect an environment favorable to U.S. companies to continue.

What Is Diversification?

Diversification--spreading your investments over many different securities--is a basic principle of investing.
It helps to reduce the overall risk of your portfolio.
Moreover, when we rebalance our portfolio to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

High Growth Fund Diversification Target
           (PIE CHART)

How Diversification Works
Mutual funds not only provide professional money management; they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high-yield bonds--it is less likely that all the securities you own will move in the same direction at one time. The Prudential Diversified Funds provide more of this buffering than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing--The Diversified High Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Prudential Diversified High Growth
Fund.

Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Prudential
Diversified Funds do it all for you.

                                     PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                     PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.2%
COMMON STOCKS

Advertising--0.4%
   6,600     Omnicom Group Inc.                    $    467,775
------------------------------------------------------------
Aerospace/Defense--1.2%
   5,900     AlliedSignal Inc.                          381,656
  69,100     British Aerospace PLC
                (United Kingdom)(a)                     457,936
   1,550     Cordant Technologies Inc.                   69,459
   8,150     Gencorp Inc.                               214,447
  15,000     Loral Space & Communications, Inc.         283,125
                                                   ------------
                                                      1,406,623
------------------------------------------------------------
Airlines--0.3%
   3,600     Alaska Air Group, Inc.(a)                  159,750
   3,700     Continental Airlines, Inc.(a)              157,250
                                                   ------------
                                                        317,000
------------------------------------------------------------
Aluminum--0.5%
   9,100     Alcoa Inc.                                 544,862
------------------------------------------------------------
Apparel--0.1%
   5,050     Kellwood Co.                               114,572
------------------------------------------------------------
Appliances--0.2%
  13,700     Electrolux AB, Ser. B (Sweden)             284,764
------------------------------------------------------------
Auto & Truck--1.3%
   4,250     Arvin Industries, Inc.                     158,844
   3,700     Borg-Warner Automotive, Inc.               188,006
   3,160     DaimlerChrysler AG (Germany)               240,650
   1,747     Delphi Automotive Systems Corp.             31,446
   2,800     General Motors Corp.                       170,625
  61,000     Nissan Motor Co., Ltd. (Japan)(a)          363,765
   4,500     Varlen Corp.                          $    170,438
   7,600     Volvo AB, Series B (Sweden)                237,652
                                                   ------------
                                                      1,561,426
------------------------------------------------------------
Banking--6.6%
   5,600     BancorpSouth, Inc.                          92,400
  12,100     Bank of New York Co., Inc.                 446,944
   1,400     Bank United Corp. (Class 'A' Stock)         53,900
   2,050     Banknorth Group, Inc.                       66,369
   4,800     Banque Nationale de Paris (France)         395,878
  15,900     Chase Manhattan Corp.                    1,222,312
   2,250     City National Corp.                         77,063
   8,500     Commercial Federal Corp.                   197,625
  17,200     Corporacion Bancaria de Espana,
                (Spain)                                 379,328
   2,250     CORUS Bankshares, Inc.                      69,750
  10,600     Cullen/Frost Bankers, Inc.                 272,287
   5,740     CVB Financial Corp.                        149,957
     300     First Citizens BancShares, Inc.             23,925
  15,000     Fuji Bank Ltd. (Japan)                     115,420
  12,000     Golden State Bancorp, Inc.(a)              265,500
   2,850     Harbor Florida Bancshares, Inc.             36,516
  25,200     HSBC Holdings PLC (Hong Kong)(a)           297,072
  29,000     Industrial Bank of Japan, Ltd.
                (Japan)                                 236,077
   5,800     ING Groep NV (Netherlands)(a)              296,952
   6,000     MAF Bancorp, Inc.                          139,875
  19,300     Merita PLC (Finland)                       104,395
  20,700     National Westminster Bank PLC
                (United Kingdom)                        408,856
  17,000     Nordbanken Holding AB (Sweden)             100,101
   5,450     North Fork Bancorporation, Inc.            112,406
  17,000     Overseas-Chinese Banking Corp.,
                Ltd. (Singapore)                        142,467
   7,000     Peoples Heritage Financial Group,
                Inc.                                    126,437
   2,050     Queens County Bancorp Inc.                  64,703
   2,400     Republic New York Corp.                    167,400
  17,500     Sao Paolo Imi SpA (Italy)                  222,307

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                     PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                     PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Banking (cont'd.)
   7,600     Silicon Valley Bancshares(a)          $    186,200
  76,000     Sumitomo Trust & Banking Co.,
                Ltd. (Japan)                            482,455
  20,700     Svenska Handelsbanken, Ser. A
                (Sweden)                                273,805
     800     Unidanmark A/S (Denmark)                    52,950
  34,000     United Overseas Bank, Ltd.
                (Singapore)                             248,559
   2,950     Washington Federal, Inc.                    72,828
   5,300     WestAmerica Bancorporation                 177,550
                                                   ------------
                                                      7,778,569
------------------------------------------------------------
Building & Construction--1.9%
   4,600     American Standard Companies Inc.(a)        202,688
   5,500     Centex Corp.                               185,281
  13,450     D.R. Horton, Inc.                          218,563
   1,800     Dycom Industries, Inc.(a)                   85,950
   4,250     Integrated Electrical Services,
                Inc.                                     71,719
   6,200     Lone Star Industries, Inc.                 237,538
   4,800     M.D.C. Holdings, Inc.                       99,600
  12,850     Pulte Corp.                                291,534
   2,150     Southdown, Inc.                            126,850
   5,900     Thomas Industries, Inc.                    123,531
   3,400     Toll Brothers Inc.(a)                       72,250
   7,550     U.S. Home Corp.(a)                         259,531
  12,050     Webb (Del E.) Corp.                        268,112
                                                   ------------
                                                      2,243,147
------------------------------------------------------------
Cable & Pay Television Systems--0.3%
   9,400     Jones Intercable, Inc.(a)                  423,000
------------------------------------------------------------
Chemicals--1.1%
   2,625     Cytec Industries Inc.(a)                    68,742
   4,300     Eastman Chemical Co.                       222,256
   5,100     Grace (W.R.) & Co.(a)                       95,944
   7,800     Hoechst AG (Germany)                       329,170
  29,000     Imperial Chemical Industries PLC
                (United Kingdom)                        339,154
   2,850     MacDermid, Inc.                            101,531
   3,700     Spartech Corp.                             108,225
                                                   ------------
                                                      1,265,022
Computer Services--3.4%
  12,700     Affiliated Computer Services,
                Inc.(a)                            $    590,550
   3,000     America Online, Inc.(a)                    285,375
   1,900     AVT Corp.(a)                                58,781
   6,500     Catapult Communications Corp.(a)           122,687
   3,100     CIBER, Inc.(a)                              54,250
  18,200     Cisco Systems, Inc.(a)                   1,130,675
   1,850     Computer Task Group, Inc.                   30,641
   3,300     Comverse Technology, Inc.(a)               249,356
   3,300     Equant NV(a)                               293,494
   1,800     Exodus Communications, Inc.(a)             216,112
     400     NetIQ Corp.                                  5,862
   2,400     Sun Microsystems, Inc.(a)                  162,900
   7,650     Symbol Technologies, Inc.                  300,741
  20,000     Whittman-Hart, Inc.(a)                     506,250
                                                   ------------
                                                      4,007,674
------------------------------------------------------------
Computers--3.8%
   2,700     Apex Inc.(a)                                70,537
   6,400     Citrix Systems, Inc.(a)                    333,200
  16,400     Compaq Computer Corp.                      393,600
  12,500     Dell Computer Corp.(a)                     510,937
   1,550     Electronics for Imaging, Inc.(a)            84,959
   7,900     EMC Corp.(a)                               478,444
  11,300     Hewlett-Packard Co.                      1,182,969
   7,400     International Business Machines
                Corp.                                   930,087
   1,650     Kronos Inc.(a)                              79,819
     800     SCM Microsystems, Inc.                      39,800
  15,300     Seagate Technology, Inc.(a)                411,188
                                                   ------------
                                                      4,515,540
------------------------------------------------------------
Consumer Products--1.7%
   3,800     Central Garden & Pet Co.(a)                 34,438
   2,550     Fossil Inc.(a)                             133,875
   2,500     Hitachi Ltd. ADR (Japan)                   250,312
   4,850     Siemens AG (Germany)                       401,561
  22,600     Tandy Corp.                              1,159,662
                                                   ------------
                                                      1,979,848

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                         PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                         PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
-----------------------------------------------------------
Cosmetics/Toiletries--0.4%
  10,000     Kao Corp. (Japan)                     $    278,931
   4,100     Kimberly-Clark Corp.                       250,100
                                                   ------------
                                                        529,031
------------------------------------------------------------
Distribution/Wholesalers--0.1%
   1,500     Ingram Micro Inc.(a)                        42,656
   3,150     United Stationers Inc.(a)                   82,688
                                                   ------------
                                                        125,344
------------------------------------------------------------
Diversfied Consumer Products
   3,150     Franklin Covey Co.(a)                       22,050
------------------------------------------------------------
Diversified Operations--1.5%
   8,600     General Electric Co.                       937,400
  42,200     Granada Group PLC (United Kingdom)         420,869
   5,998     Vivendi (France)                           471,876
                                                   ------------
                                                      1,830,145
------------------------------------------------------------
Diversified Manufacturing--1.8%
   2,400     Crane Co.                                   60,900
   4,100     CUNO, Inc.(a)                               79,181
     200     JDS Uniphase Corp.(a)                       18,075
   9,400     Mettler-Toledo International
                Inc.(a)                                 272,013
  78,300     Siebe PLC (United Kingdom)                 425,426
     125     Swatch Group AG (Switzerland)               97,728
   3,700     SPS Technologies, Inc.(a)                  151,469
   8,900     Thyssen Krupp AG (Germany)(a)              207,815
   5,600     Veba AG (Germany)                          344,294
   2,400     Vodafone Airtouch PLC ADR (United
                Kingdom)(a)                             505,200
                                                   ------------
                                                      2,162,101
------------------------------------------------------------
Electronics--1.3%
   3,200     Gemstar International Group Ltd.(a)        212,000
   2,750     Koninklijke (Royal) Phillips
                Electronics NV (Netherlands)            281,150
   1,700     L-3 Communications Holdings,
                Inc.(a)                                  72,994
   5,600     Polycom, Inc.(a)                           187,600
     100     Power-One, Inc.(a)                    $      2,525
   3,400     Sony Corp. (Japan)                         433,752
   3,600     TDK Corp. ADR (Japan)                      360,450
                                                   ------------
                                                      1,550,471
------------------------------------------------------------
Electronic Components--2.3%
  11,100     Arrow Electronics, Inc.(a)                 236,569
   4,000     Avnet, Inc.                                196,000
   3,550     Belden Inc.                                 88,306
   2,400     CTS Corp.                                  197,100
   4,900     Flextronics International Ltd.(a)          219,888
  16,500     Gentex Corp.(a)                            430,031
   2,050     Idacorp Inc.                                63,422
   1,950     Innovex, Inc.                               27,788
   5,900     Optical Coating Laboratory, Inc.           423,325
   3,150     Pioneer-Standard Electronics, Inc.          40,359
   2,650     Pittway Corp.                               88,113
   5,800     PMC-Sierra, Inc.(a)                        453,850
   1,600     Rogers Corp.(a)                             53,000
   1,750     Semtech Corp(a)                            108,281
   3,000     Veeco Instruments Inc.(a)                   87,562
                                                   ------------
                                                      2,713,594
------------------------------------------------------------
Entertainment--0.2%
   4,500     SFX Entertainment, Inc.(a)                 201,656
------------------------------------------------------------
Fertilizer--0.1%
   1,800     Potash Corp. of Saskatchewan Inc.           92,363
------------------------------------------------------------
Financial Services--5.1%
   2,100     Allied Capital Corp.                        47,250
   8,900     Bank of America Corp.                      590,737
     750     Blanch (E.W.) Holdings, Inc.                49,125
   2,250     Chittenden Corp.                            62,719
  27,100     Citigroup Inc.                           1,207,644
     550     Dain Rauscher Corp.                         29,253
   5,900     Doral Financial Corp.                       97,350
   6,000     Downey Financial Corp.                     139,875
   3,500     Eaton Vance Corp.                          121,844
  10,850     Financial Security Assurance
                Holdings Ltd.                           570,303

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                       PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                       PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
   2,050     Gallagher (Arthur J.) & Co.           $    106,856
   1,000     Goldman Sachs Group, Inc.                   64,312
   2,900     Heller Financial, Inc.                      73,950
   1,600     Knight/Trimark Group, Inc.(a)               67,400
   3,000     Lehman Brothers Holdings Inc.              161,250
  13,300     MBNA Corp.                                 379,050
   5,000     Metris Companies Inc.                      196,563
   1,000     Morgan (J.P.) & Co., Inc.                  127,875
   8,300     Morgan Stanley Dean Witter Discover
                & Co.                                   748,037
   4,000     Orix Corp. (Japan)                         413,413
   4,000     Promise Co., Ltd. (Japan)                  265,816
   1,413     Radian Group Inc.                           72,858
  12,350     Resource Bancshares Mortgage Group,
                Inc.                                     86,450
   5,800     Schwab (Charles) Corp.                     255,562
   4,150     Webster Financial Corp.                    109,456
                                                   ------------
                                                      6,044,948
------------------------------------------------------------
Food & Beverage--2.1%
  19,000     Asahi Breweries, Ltd. (Japan)              249,036
  29,500     Cadbury Schweppes PLC
                (United Kingdom)                        188,313
   1,750     Coors (Adolph) Co.                          93,188
   2,400     Corn Products International, Inc.           75,600
  30,800     Diageo PLC (United Kingdom)                313,678
   6,400     Heineken NV (Netherlands)                  346,865
   2,650     J & J Snack Foods Corp.(a)                  63,600
  18,400     Nabisco Group Holding Corp.                345,000
   2,700     Performance Food Group Co.(a)               72,563
   5,300     Riviana Foods Inc.                         102,687
  11,600     Sara Lee Corp.                             255,200
  28,825     Unilever PLC (United Kingdom)              276,943
   3,150     Universal Foods Corp.                       68,709
                                                   ------------
                                                      2,451,382
------------------------------------------------------------
Forestry & Paper--0.1%
   5,400     Georgia-Pacific Corp. (Timber
                Group)                                  133,313
------------------------------------------------------------
Funeral Services--0.1%
   8,600     Service Corp. International                136,525
Gas Distribution--0.5%
   6,450     Energen Corp.                         $    120,938
   5,700     KeySpan Corp.                              158,175
   3,150     ONEOK, Inc.                                100,209
   8,400     WICOR, Inc.                                243,600
                                                   ------------
                                                        622,922
------------------------------------------------------------
Health Care--2.9%
  28,600     Columbia/HCA Healthcare Corp.              636,350
  22,400     Foundation Health Systems, Inc.            340,200
   1,263     LifePoint Hospitals, Inc.(a)                12,472
   5,100     Pacificare Health Systems(a)               347,756
   9,000     PAREXEL International Corp.(a)              99,000
   1,450     Safeskin Corp.(a)                           12,869
  33,700     Tenet Healthcare Corp.(a)                  604,494
   1,263     Triad Hospitals, Inc.(a)                    13,340
   9,100     United Healthcare Corp.                    555,100
  10,400     Wellpoint Health Networks Inc.(a)          854,100
                                                   ------------
                                                      3,475,681
------------------------------------------------------------
Home Furnishings--0.3%
   6,375     Ethan Allen Interiors, Inc.                202,406
   4,500     Furniture Brands International,
                Inc.(a)                                 121,500
                                                   ------------
                                                        323,906
------------------------------------------------------------
Hotels--0.4%
  16,100     Hilton Hotels Corp.                        210,306
  47,400     MeriStar Hotels & Resorts, Inc.(a)         174,788
  14,200     Park Place Entertainment Corp.(a)          144,663
                                                   ------------
                                                        529,757
------------------------------------------------------------
Human Resources--0.3%
   2,000     CDI Corp.(a)                                65,250
   1,150     Navigant Consulting, Inc.(a)                48,587
  13,000     RemedyTemp, Inc.(a)                        232,375
                                                   ------------
                                                        346,212

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                      PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Industrial Technology/Instruments--0.4%
   5,500     EG&G, Inc.                            $    184,594
   5,100     Waters Corp.(a)                            304,725
                                                   ------------
                                                        489,319
------------------------------------------------------------
Insurance--5.6%
   4,500     ACE, Ltd.                                  104,625
     833     Allianz AG (Germany)                       222,164
  15,200     Allied Zurich (United Kingdom)             186,281
   2,800     American Financial Group Inc.               91,700
   2,000     American General Corp.                     154,750
   7,200     American International Group, Inc.         836,100
   2,800     Annuity And Life Re (Holdings),
                Ltd.                                     67,200
   2,700     Axa-UAP (France)(a)                        316,671
   4,150     Capital Re Corp.                            55,766
  10,400     Chubb Corp.                                622,050
   5,300     Equitable Companies, Inc.                  340,525
   3,040     Fidelity National Financial, Inc.           53,010
   2,650     First American Financial Corp.              44,056
   4,500     Harleysville Group, Inc.                    87,750
   1,960     Medical Assurance, Inc.(a)                  58,800
   2,650     Milacron Inc.                               45,381
  14,900     Mutual Risk Management, Ltd.               444,206
  14,200     Old Republic International Corp.           238,738
   2,250     PartnerRe Ltd.                              85,500
   5,100     Presidential Life Corp.                     97,856
   4,800     Protective Life Corp.                      171,300
  15,800     Prudential Corp. PLC (United
                Kingdom)                                235,338
  13,700     Reinsurance Group of America, Inc.         501,762
  40,617     Royal & Sun Alliance Insurance
                Group (United Kingdom)                  335,149
  14,100     SAFECO Corp.                               536,681
   5,500     St. Paul Companies, Inc.                   171,188
   3,600     Terex Corp.                                108,000
   3,100     Tokio Marine & Fire Insurance Co.
                Ltd ADR (Japan)                         181,350
     435     Zurich Versicherungs-Gesellschaft
                (Switzerland)                           252,517
                                                   ------------
                                                      6,646,414
Machinery--0.5%
   5,300     IDEX Corp.                            $    149,394
   4,700     JLG Industries, Inc.                        93,706
   9,400     Lincoln Electric Holdings Inc.             178,012
   1,850     Tecumseh Products Co.(a)                   119,556
                                                   ------------
                                                        540,668
------------------------------------------------------------
Manufacturing--0.8%
   1,600     AptarGroup, Inc.                            46,300
   2,140     Compagnie de Saint Gobain (France)         388,520
   3,200     Compagnie Generale des
                Etablissements Michelin, Ser. B
                (France)                                129,903
   1,800     Nintendo Co., Ltd. (Japan)                 264,417
   1,600     Tyco International Ltd.                    156,300
                                                   ------------
                                                        985,440
------------------------------------------------------------
Media--1.9%
  21,900     CBS Corp.(a)                               962,231
   8,000     Clear Channel Communications,
                Inc.(a)                                 556,500
   3,500     Cumulus Media Inc.(a)                       84,438
   5,100     King World Productions, Inc.(a)            177,863
  31,100     Reed International PLC (United
                Kingdom)                                237,676
   4,200     Univision Communications Inc.(a)           290,850
                                                   ------------
                                                      2,309,558
------------------------------------------------------------
Medical Products & Services--0.8%
     100     Amgen Inc.(a)                                7,603
   2,250     Datascope Corp.(a)                          78,188
     800     Genetech, Inc.(a)                          113,600
   1,100     IDEC Pharmaceuticals Corp.(a)              109,037
  10,000     Inhale Therapeutic Systems, Inc.(a)        246,250
   1,700     Patterson Dental Co.(a)                     66,831
  10,000     Sankyo Co., Ltd. (Japan)(a)                264,941
   1,500     TLC The Laser Center Inc.(a)                54,563
                                                   ------------
                                                        941,013

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                      PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Metals--0.6%
  38,400     Broken Hill Proprietary Co., Ltd.
                (Australia)                        $    424,927
   2,650     Cleveland-Cliffs Inc.                       84,800
   4,250     Commercial Metals Co.                      140,250
   1,850     Kaydon Corp.                                57,697
   3,150     RTI International Metals, Inc.              40,556
                                                   ------------
                                                        748,230
------------------------------------------------------------
Mining--0.5%
  19,100     Freeport-McMoRan Copper & Gold,
                Inc.(a)                                 303,212
  14,100     Newmont Mining Corp.                       260,850
                                                   ------------
                                                        564,062
------------------------------------------------------------
Office Equipment & Supplies--0.9%
  12,000     Canon, Inc. (Japan)                        380,886
  13,200     Harris Corp.                               400,125
   2,750     Kimball International, Inc.
                (Class 'B' Stock)                        53,625
   3,700     Xerox Corp.                                180,375
                                                   ------------
                                                      1,015,011
------------------------------------------------------------
Oil & Gas--4.2%
   1,600     Amerada Hess Corp.                          94,700
   5,500     Atlantic Richfield Co.                     495,344
  20,100     BP Amoco PLC (United Kingdom)              394,719
   4,050     Devon Energy Corp.                         149,091
   2,740     Elf Aquitaine SA (France)                  469,570
  11,500     Elf Aquitaine SA ADR (France)              983,969
  49,100     ENI SpA (Italy)                            299,243
   8,150     Helmerich & Payne, Inc.                    208,334
   2,877     Kerr-McGee Corp.                           148,165
  17,800     Marine Drilling Companies, Inc.(a)         265,887
  21,500     Newfield Exploration Co.(a)                622,156
  12,700     Nuevo Energy Co.(a)                        199,231
   5,900     Occidental Petroleum Corp.                 115,419
   1,750     SEACOR SMIT Inc.                            86,953
   4,650     Swift Energy Co.(a)                         48,534
   9,600     Tesoro Petroleum Corp.                $    151,200
   4,100     Total Fina SA ADR (France)                 260,862
   2,100     Valero Energy Corp.                         44,888
                                                   ------------
                                                      5,038,265
------------------------------------------------------------
Paper & Packaging--3.1%
   3,150     Ball Corp.                                 152,578
   3,800     Fort James Corp.                           138,700
  15,000     Georgia-Pacific Group                      674,062
   8,900     International Paper Co.                    455,012
  10,800     Mead Corp.                                 442,800
   4,000     Rayonier Inc.                              190,250
   3,750     Shorewood Packaging Corp.(a)                65,391
   5,500     Temple-Inland Inc.                         347,875
   4,700     Universal Forest Products Inc.              87,537
   4,100     UPM-Kymmene Oyj (Finland)                  138,333
   6,900     Weyerhaeuser Co.                           446,344
  11,400     Willamette Industries, Inc.                513,000
                                                   ------------
                                                      3,651,882
------------------------------------------------------------
Pharmaceuticals--3.8%
   1,550     Alpharma Inc.                               57,544
  10,800     American Home Products Corp.               550,800
   8,869     AstraZeneca Group PLC (Sweden)             323,826
   2,600     Bindley Western Industries Inc.             56,225
   6,400     Bristol-Myers Squibb Co.                   425,600
   4,800     Glaxo Wellcome PLC ADR (United
                Kingdom)                                250,500
   3,600     Lilly (Eli) & Co.                          236,250
   6,700     Merck & Co., Inc.                          453,506
   4,600     Ocular Sciences, Inc.(a)                    90,563
   6,200     Rhone-Poulenc SA, Ser. A (France)          303,485
   2,750     Roberts Pharmaceutical Corp.                75,453
      28     Roche Holdings AG (Switzerland)            309,858
  11,100     Schering-Plough Corp.                      543,900
  15,100     SmithKline Beecham PLC (United
                Kingdom)                                186,895
   5,200     ThermoQuest Corp.                           55,900
   9,100     Warner-Lambert Co.                         600,600
                                                   ------------
                                                      4,520,905

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                      PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Photography--0.8%
  13,600     Eastman Kodak Co.                     $    940,100
------------------------------------------------------------
Printing & Publishing--0.2%
   1,650     Consolidated Graphics, Inc.(a)              65,587
   2,475     Valassis Communications, Inc.(a)            92,194
   2,650     World Color Press, Inc.(a)                  95,897
                                                   ------------
                                                        253,678
------------------------------------------------------------
Railroad Equipment--0.3%
   3,359     ABB AG (Switzerland)(a)                    323,050
------------------------------------------------------------
Real Estate Development--0.1%
   9,800     Catellus Development Corp.(a)              155,575
------------------------------------------------------------
Real Estate Investment Trust--0.9%
   4,000     Cabot Industrial Trust                      81,500
   6,650     Franchise Finance Corp. of America         151,287
  11,000     Glenborough Realty Trust Inc.              192,500
  19,400     MeriStar Hospitality Corp.                 371,025
   5,800     Nationwide Health Properties, Inc.          99,325
   5,900     Rouse Co.                                  143,444
                                                   ------------
                                                      1,039,081
------------------------------------------------------------
Restaurants--1.5%
   8,100     CKE Restaurants, Inc.                      113,400
  35,200     Darden Restaurants, Inc.                   767,800
   3,000     Foodmaker, Inc.(a)                          82,125
   3,300     IHOP Corp.                                  76,725
  13,400     McDonald's Corp.                           558,612
  19,000     Ryan's Family Steak Houses, Inc.(a)        203,063
                                                   ------------
                                                      1,801,725
------------------------------------------------------------
Retail--5.2%
   3,300     American Eagle Outfitters Inc.(a)          127,463
   3,050     BJ's Wholesale Club, Inc.(a)                93,406
   2,750     Buckle Inc.                                 83,188
   5,900     Claire's Stores, Inc.                      140,125
   7,400     CVS Corp.                             $    368,150
   2,250     Department 56, Inc.                         65,109
  16,100     Dillard's, Inc. (Class 'A' Stock)          496,081
  11,325     GAP, Inc.                                  529,444
  31,000     Great Universal Stores PLC
                (United Kingdom)                        317,729
  13,300     Home Depot, Inc.                           848,706
  23,500     IKON Office Solutions Inc.                 309,906
  33,000     Kmart Corp.(a)                             478,500
   7,800     Kohl's Corp.(a)                            593,287
   5,580     Metro AG (Germany)                         306,009
   9,100     Pep Boys - Manny, Moe & Jack               151,288
   4,700     Ross Stores, Inc.                          226,188
   3,800     Sears, Roebuck & Co.                       153,900
   9,800     Staples, Inc.(a)                           282,975
  11,000     Toys 'R' Us, Inc.(a)                       178,750
   6,700     Wal-Mart Stores, Inc.                      283,075
   3,150     Zale Corp.(a)                              126,000
                                                   ------------
                                                      6,159,279
------------------------------------------------------------
Schools--0.1%
   7,400     Sylvan Learning Systems, Inc.(a)           189,163
------------------------------------------------------------
Semiconductors--3.5%
   4,300     Alpha Industries, Inc.(a)                  219,300
   4,600     American Xtal Technology, Inc.(a)          141,450
   8,500     Applied Materials, Inc.(a)                 611,469
  10,000     Etec Systems, Inc.(a)                      388,750
   9,400     Intel Corp.                                648,600
   5,100     KLA-Tencor Corp.(a)                        345,525
  11,400     National Semiconductor Corp.               282,150
   5,100     Novellus Systems, Inc.(a)                  328,312
     325     QLogic Corp.(a)                             54,234
   7,200     Texas Instruments, Inc.                  1,036,800
   2,100     Transwitch Corp.(a)                         92,138
                                                   ------------
                                                      4,148,728
------------------------------------------------------------
Software--4.1%
   1,000     Accrue Software, Inc.(a)                    11,166
   6,700     Activision, Inc.(a)                         91,706
   2,700     BroadVision, Inc.(a)                       188,156
     300     Digex Inc.(a)                                5,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                      PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Software (cont'd.)
   3,800     Check Point Software Technologies
                Ltd.                               $    260,063
  16,700     HNC Software Inc.(a)                       607,462
   6,100     I2 Technologies Inc.(a)                    187,575
   7,400     Intuit, Inc.(a)                            605,412
   8,800     Legato Systems, Inc.(a)                    629,200
  15,200     Microsoft Corp.(a)                       1,304,350
   1,300     N2H2, Inc.                                  16,726
   8,100     Rational Software Corp.(a)                 270,338
  11,200     VERITAS Software Corp.(a)                  628,600
     100     Verity, Inc.(a)                              4,950
                                                   ------------
                                                      4,810,804
------------------------------------------------------------
Steel - Producers--0.5%
  10,700     AK Steel Holding Corp.                     241,419
   3,000     Carpenter Technology Corp.                  79,500
   6,650     Reliance Steel & Aluminum Co.              226,100
                                                   ------------
                                                        547,019
------------------------------------------------------------
Telecommunications--7.7%
   3,060     Alcatel (France)                           471,314
   6,300     Allegiance Telecom, Inc.(a)                316,969
   5,300     ALLTEL Corp.                               380,606
  16,000     AT&T Corp.                                 710,006
   6,000     Carrier Access Corp.(a)                    198,000
   2,534     Deutsche Telekom AG (Germany)              104,360
   8,000     Excel Switching Corp.                      218,000
     200     Level 3 Communications, Inc.(a)             10,600
   6,205     Lucent Technologies, Inc.                  403,713
  14,200     MCI WorldCom, Inc.(a)                    1,171,500
   7,400     Millicom International Cellular
                SA(a)                                   226,625
   3,100     Motorola, Inc.                             282,875
   1,400     NEXTLINK Communications, Inc.(a)           156,975
      22     Nippon Telegraph & Telephone Corp.
                (Japan)                                 280,855
   4,900     Nokia Corp. ADR (Finland)(a)               416,806
   4,200     Norstan, Inc.(a)                            54,600
   1,500     NTL Inc.(a)                           $    155,813
      45     NTT Mobile Communications (Japan)          697,241
  12,675     Pacific Gateway Exchange, Inc.(a)          310,537
   1,000     Plantronics Inc.                            70,750
  12,200     Qwest Communications International,
                Inc.(a)                                 359,900
   3,150     Tekelec(a)                                  31,697
   3,200     Tele Danmark A/S                           191,540
  74,800     Telecom Italia SpA (Italy)                 408,603
  36,237     Telefonica SA (Spain)                      580,261
   7,200     Tellabs, Inc.(a)                           443,250
  10,000     VoiceStream Wireless Corp.(a)              451,250
                                                   ------------
                                                      9,104,646
------------------------------------------------------------
Tobacco--1.6%
  34,000     British America Tobacco PLC
                (United Kingdom)                        288,281
      27     Japan Tobacco, Inc. (Japan)                325,799
   8,800     Loews Corp.                                617,100
  10,100     Philip Morris Co., Inc.                    376,225
   6,133     Reynolds (R.J.) Tobacco Holdings,
                Inc.                                    167,891
   5,300     Universal Corp.                            159,331
                                                   ------------
                                                      1,934,627
------------------------------------------------------------
Trucking & Shipping--0.6%
  21,900     Air Express International Corp.            585,825
   3,250     USFreightways Corp.                        160,469
                                                   ------------
                                                        746,294
------------------------------------------------------------
Utilities--2.1%
   4,050     Atmos Energy Corp.                         101,250
   4,350     BEC Energy                                 185,419
  26,900     British Energy PLC (United
                Kingdom)(a)                             229,392
   2,450     California Water Service Group              68,600
   2,400     Calpine Corp.(a)                           180,450

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as
of July 31, 1999                      PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
------------------------------------------------------------


Shares          Description                   Value (Note 1)
------------------------------------------------------------
Utilities (cont'd.)
   2,450     Cleco Corp.                           $     78,706
   3,700     Conectiv Inc.                               84,869
  11,600     Endesa SA (Spain)                          229,237
   3,000     GPU, Inc.                                  115,125
   6,350     Public Service Company of New
                Mexico(a)                               126,603
   5,300     Reliant Energy, Inc.                       145,419
   1,550     Rochester Gas & Electric Corp.              40,591
   1,560     Suez Lyonnaise des Eaux (France)           275,701
   5,500     Unicom Corp.                               215,875
  11,000     Washington Gas Light Co.                   306,625
   2,650     WPS Resources Corp.                         76,850
                                                   ------------
                                                      2,460,712
------------------------------------------------------------
Waste Management--0.6%
  12,000     Casella Waste Systems, Inc.(a)             319,500
  12,400     Safety-Kleen Corp.(a)                      148,025
   8,300     Waste Management, Inc.                     212,169
                                                   ------------
                                                        679,694
             Total long-term investments
                (cost $101,335,037)                 112,946,165
                                                   ------------
Principal
Amount          Description                   Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.7%
------------------------------------------------------------
REPURCHASE AGREEMENT
$  6,777     Joint Repurchase Agreement Account,
                5.062%, 08/02/99
                (cost $6,777,000; Note 5)          $  6,777,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.9%
             (cost $108,112,037; Note 4)            119,723,165
             Liabilities in excess of other
                assets--(0.9%)                       (1,100,361)
                                                   ------------
             Net Assets--100%                      $118,622,804
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
AB--Aktiebolag (Swedish Stock Company)
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschop (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and             PRUDENTIALDIVERSIFIED FUNDS
Liabilities                         PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1999
Investments, at value (cost $108,112,037)....................................................................      $119,723,165
Foreign currency, at value (cost $28,455)....................................................................            29,016
Cash.........................................................................................................            48,127
Receivable for Fund shares sold..............................................................................           857,153
Receivable for investments sold..............................................................................           629,491
Dividends and interest receivable............................................................................            95,723
Deferred offering cost.......................................................................................            29,535
Other assets.................................................................................................            20,516
                                                                                                                   -------------
   Total assets..............................................................................................       121,432,726
                                                                                                                   -------------
Liabilities
Payable for investments purchased............................................................................         2,513,868
Accrued expenses.............................................................................................           140,738
Due to Manager...............................................................................................            76,087
Due to Distributor...........................................................................................            55,847
Payable for Fund shares reacquired...........................................................................            22,168
Foreign withholding tax payable..............................................................................             1,214
                                                                                                                   -------------
   Total liabilities.........................................................................................         2,809,922
                                                                                                                   -------------
Net Assets...................................................................................................      $118,622,804
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $     10,308
   Paid-in capital in excess of par..........................................................................       105,568,595
                                                                                                                   -------------
                                                                                                                    105,578,903
   Net investment loss.......................................................................................          (136,344)
   Accumulated net realized gain on investments..............................................................         1,568,496
   Net unrealized appreciation on investments and foreign currency transactions..............................        11,611,749
                                                                                                                   -------------
Net assets, July 31, 1999....................................................................................      $118,622,804
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($21,247,702 / 1,843,681 shares of beneficial interest issued and outstanding).........................            $11.52
   Maximum sales charge (5% of offering price)...............................................................               .61
                                                                                                                   -------------
   Maximum offering price to public..........................................................................            $12.13
                                                                                                                   -------------
                                                                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($41,048,579 / 3,577,875 shares of beneficial interest issued and outstanding).........................            $11.47
                                                                                                                   -------------
                                                                                                                   -------------
Class C:
   Net asset value and redemption price per share
      ($19,913,835 / 1,735,599 shares of beneficial interest issued and outstanding).........................            $11.47
   Sales charge (1% of offering price).......................................................................               .12
                                                                                                                   -------------
   Offering price to public..................................................................................            $11.59
                                                                                                                   -------------
                                                                                                                   -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($36,412,688 / 3,150,862 shares of beneficial interest issued and outstanding).........................            $11.56
                                                                                                                   -------------
                                                                                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                          November 18, 1998(a)
                                                Through
Net Investment Loss                          July 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $41,787).................           847,778
   Interest.............................      $    305,083
                                          --------------------
      Total income......................         1,152,861
                                          --------------------
Expenses
   Management fee.......................           502,514
   Distribution fee--Class A............            18,237
   Distribution fee--Class B............           169,491
   Distribution fee--Class C............           106,217
   Custodian's fees and expenses........           186,000
   Amortization of offering cost........            68,465
   Transfer agent's fees and expenses...            64,000
   Reports to shareholders..............            55,000
   Registration fees....................            52,000
   Legal fees...........................            30,000
   Audit fee and expenses...............            25,000
   Trustees' fees and expenses..........             4,500
   Miscellaneous........................             2,514
                                          --------------------
      Total expenses....................         1,283,938
                                          --------------------
Net investment loss.....................          (131,077)
                                          --------------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions..............         1,582,764
   Foreign currency transactions........          (112,867)
                                          --------------------
                                                 1,469,897
Net unrealized appreciation on
   investments and foreign currency
   transactions.........................        11,611,749
                                          --------------------
Net gain on investments.................        13,081,646
                                          --------------------
Net Increase in Net Assets
Resulting from Operations...............      $ 12,950,569
                                          --------------------
                                          --------------------

---------------
(a) Commencement of investment operations.

PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                             November 18, 1998(a)
Increase (Decrease) In                             Through
Net Assets                                      July 31, 1999
Operations
   Net investment loss.....................      $   (131,077)
   Net realized gain on investments and
      foreign currency transactions........         1,469,897
   Net unrealized appreciation of
      investments..........................        11,611,749
                                             --------------------
   Net increase in net assets resulting
      from operations......................        12,950,569
                                             --------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold...........       130,702,522
   Cost of shares reacquired...............       (25,070,287)
                                             --------------------
   Net increase in net assets from Fund
      share transactions...................       105,632,235
                                             --------------------
Total increase.............................       118,582,804
Net Assets
Beginning of period........................            40,000
                                             --------------------
End of period..............................      $118,622,804
                                             --------------------
                                             --------------------
---------------
   (a) Commencement of investment
   operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                         PRUDENTIAL DIVERSIFIED FUNDS
Notes to Financial Statements            PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
Prudential Diversified Funds (the 'Trust') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of three Portfolios: Prudential Diversified High Growth Fund ('the Fund'), Prudential Diversified Conservative Growth Fund and Prudential Diversified Moderate Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 1,000 shares each of Class A, Class B, Class C and Class Z shares for each Portfolio of beneficial interest for $40,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998.

The investment objective of the Fund is to seek to provide long-term capital appreciation. The Fund pursues its objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price, or if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and subadviser feel this is representative of market value, afterwards, such securities are valued in good faith under procedures adopted by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
--------------------------------------------------------------------------------
                                       14

                                       PRUDENTIAL DIVERSIFIED FUNDS
Notes to Financial Statements          PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering Cost: The Fund incurred approximately $98,000 in connection with the initial offering of the Fund. Offering costs are being amortized over a period of 12 months ending November 1999.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment loss by $5,267, increase accumulated net realized gain on investments by $98,599 and decrease paid-in capital by $93,332 for the period ended July 31, 1999, due to realized and recognized currency gains during the period and certain expenses not deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Adviser's performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                          Fee Paid By PIFM
           Advisers                          to Advisers
------------------------------    ---------------------------------
Jennison Associates LLC           .30% with respect to the first
                                  $300 million; .25% for amounts
                                  in excess of $300 million
The Prudential Investment
  Corporation ('PIC')             N/A1
Lazard Asset Management           .40%
Franklin Advisers, Inc.           .50%
The Dreyfus Corporation           .45%

1Under the Advisory Agreement between PIFM and PIC, PIC is reimbursed by PIFM for its reasonable costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class
--------------------------------------------------------------------------------
                                       15

                                        PRUDENTIAL DIVERSIFIED FUNDS
Notes to Financial Statements           PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended July 31, 1999.

PIMS has advised the Fund that it has received approximately $308,000 and $103,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended July 31, 1999.

PIMS has advised the Fund that for the period ended July 31, 1999, it has received approximately $42,000 and $12,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Trust's transfer agent. During the period ended July 31, 1999, the Fund incurred fees of approximately $59,800 for the services of PMFS. As of July 31, 1999 approximately $10,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the period ended July 31, 1999, PSI earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended July 31, 1999 were $133,794,917 and $33,881,981, respectively.

The United States federal income tax basis of the Funds' investments as of July 31, 1999 was $108,432,143 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $11,291,022 (gross unrealized appreciation--$15,977,121, gross unrealized depreciation--$4,686,099).

The Fund will elect, for United States Federal income tax purposes, to treat net currency losses of approximately $112,867 incurred in the nine month period ended July 31, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 1999, the Fund had a 1.1% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $6,777,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 5.06%, in the principal amount of $180,000,000 repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest was $183,904,910.

Deutsche Bank Securities Corp., 5.06%, in the principal amount of $96,548,000 repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest was $98,479,006.

Salomon Smith Barney Inc., 5.06%, in the principal amount of $180,000,000 repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest was $184,504,113.
--------------------------------------------------------------------------------

                                      PRUDENTIAL DIVERSIFIED FUNDS
Notes to Financial Statements         PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
Warburg Dillon Read LLC, 5.07%, in the principal amount of $180,000,000 repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest was $183,604,710.

------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 10,308,017 shares of beneficial interest issued and outstanding at July 31, 1999, Prudential owned 3,124,031.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------    -----------
November 18, 1998(a) through
  July 31, 1999:
Shares sold..........................   2,085,850    $22,693,721
Shares reacquired....................    (264,575)    (2,915,672)
                                       ----------    -----------
Net increase in shares outstanding
  before conversion..................   1,842,681     19,778,049
Shares issued upon conversion from
  Class B............................      21,406        236,761
                                       ----------    -----------
Net increase in shares outstanding...   1,842,681    $20,014,810
                                       ----------    -----------
                                       ----------    -----------
Class B                                  Shares        Amount
-------------------------------------  ----------    -----------
November 18, 1998(a) through
  July 31, 1999:
Shares sold..........................   3,792,825    $40,686,002
Shares reacquired....................    (194,476)    (2,146,432)
                                       ----------    -----------
Net increase in shares outstanding
  before conversion..................   3,598,349     38,539,570
Shares reacquired upon conversion
  into Class A.......................     (21,474)      (236,761)
                                       ----------    -----------
Net increase in shares outstanding...   3,576,875    $38,302,809
                                       ----------    -----------
                                       ----------    -----------
Class C
-------------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold..........................   1,902,895    $19,882,224
Shares reacquired....................    (168,296)    (1,835,812)
                                       ----------    -----------
Net increase in shares outstanding...   1,734,599    $18,046,412
                                       ----------    -----------
                                       ----------    -----------
Class Z
-------------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold..........................   4,741,404    $47,440,575
Shares reacquired....................  (1,591,542)   (18,172,371)
                                       ----------    -----------
Net increase in shares outstanding...   3,149,862    $29,268,204
                                       ----------    -----------
                                       ----------    -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       17

                                       PRUDENTIAL DIVERSIFIED FUNDS
Financial Highlights                   PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------

                                                                               November 18, 1998(a) through July 31,
                                                                                              1999(d)
                                                                            --------------------------------------------
                                                                            Class A      Class B     Class C     Class Z
                                                                            --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................   $  10.00     $ 10.00     $ 10.00     $ 10.00
                                                                            --------     -------     -------     -------
Income from investment operations:
Net investment income (loss).............................................         --(e)    (0.05)      (0.05)       0.02
Net realized and unrealized gain on investment and foreign currency
   transactions..........................................................       1.52        1.52        1.52        1.54
                                                                            --------     -------     -------     -------
   Total from investment operations......................................       1.52        1.47        1.47        1.56
                                                                            --------     -------     -------     -------
Net asset value, end of period...........................................   $  11.52     $ 11.47     $ 11.47     $ 11.56
                                                                            --------     -------     -------     -------
                                                                            --------     -------     -------     -------
TOTAL RETURN(b)..........................................................      15.20%      14.70%      14.70%      15.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................   $ 21,248     $41,049     $19,914     $36,413
Average net assets (000).................................................   $ 10,442     $24,260     $15,204     $45,999
Ratios to average net assets:(c)
   Expenses, including distribution fees.................................       1.73%       2.48%       2.48%       1.48%
   Expenses, excluding distribution fees.................................       1.48%       1.48%       1.48%       1.48%
   Net investment income (loss)..........................................       0.02%      (0.70)%     (0.75)%      0.21%
Portfolio turnover rate..................................................         38%         38%         38%         38%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(c) Annualized.
(d) Based on weighted average shares outstanding during the period.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                        PRUDENTIAL DIVERSIFIED FUNDS
Report of Independant Accountants       PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Diversified Funds--
Prudential Diversified High Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified High Growth Fund (the 'Fund') at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999
--------------------------------------------------------------------------------

                                       PRUDENTIAL DIVERSIFIED FUNDS
Federal Income Tax Information
(Unaudited)                            PRUDENTIAL DIVERSIFIED HIGH GROWTH FUND
--------------------------------------------------------------------------------
In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
                                       20

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency.
We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance.
It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
--------------------------------------------------------------
Prudential Diversified High Growth Fund vs. the S&P 500 Index

Class A
      (GRAPH)


Class B
      (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Diversified High Growth Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (July 31), as measured on a quarterly basis, beginning in 1998 for Class
A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1999;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.

Class C
      (GRAPH)

Class Z
      (GRAPH)

Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that give a broad look at how stock prices have performed. The total return of the S&P 500 Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of equity funds. The securities in the S&P 500 Index may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ     Cusip
  A       --      74432F885
  B       --      74432F877
  C       --      74432F869
  Z      PDHZX    74432F851


Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
John R. Strangfeld

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
David F. Connor, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd., San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue, New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza, New York, NY 10112

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
Raritan Plaza One, Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave., N.W., Washington, DC 20036

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF186E5

Prudential
Diversified Funds

(ICON)

Prudential
Diversified
Moderate Growth
Fund

ANNUAL
REPORT
July 31, 1999

(LOGO)

A Message from the Fund's President                          September 17, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The Prudential Diversified Moderate Growth Fund's A shares returned 9.47% (excluding the sales charge) from inception to the end of our reporting period (July 31, 1999). It trailed the Lipper Growth & Income average, mostly because funds in that category tend to focus on the large U.S. stocks that market conditions favored for much of our reporting period. Our diversified approach, on the other hand, provides exposure to a much broader range of equities-- growth and value styles, domestic and international, large and small--and considerable bond holdings for a fund in the Lipper Growth & Income category. Although our growth stocks performed even better than average, fixed-income markets suffered this year. While the safest bonds held up very well during last summer's financial panic, most bonds did poorly in this reporting period, in part because investors felt more confident returning to riskier investments.

Diversification reduces the risk that all of your assets will move in one direction at the same time. Because it is diversified, your Fund is positioned to deliver more consistent returns as market conditions change and investor sentiment shifts. Indeed, there was evidence of such a shift in the second quarter of 1999: smaller, more value-oriented stocks rallied strongly, which helped sustain our return when growth stocks lagged.

The Prudential Diversified Moderate Growth Fund also offers the specialized management that different asset classes and investment styles call for. While no one can guarantee future results, staying with a well-balanced asset allocation can reduce volatility, smoothing returns over time. By using a range of investment specialists to manage the holdings of one Fund, we hope to make the benefits of diversification as convenient as possible.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Diversified Funds

Investment Advisers' Report
-------------------------------------------------------------------------------

Investment Advisers
Prudential Investments Fund Management LLC
- John Van Belle, Ph.D.
- Stacie Mintz

Sub-Advisers
(PRUDENTIAL INVESTMENTS LOGO)

(LAZARD LOGO)

(FRANKLIN TEMPLETON LOGO)

(JENNISON ASSOCIATES LOGO)

(DREYFUS LOGO)

(PIMCO LOGO)

Investment Goals and Style
The Fund seeks to provide capital appreciation and a reasonable level of current income. It invests in a diversified portfolio of stocks and bonds. There can be no assurance that the Fund will achieve its investment objective.

The Economic Context
Since the Fund's inception on November 18, 1998, investors lurched from confusion to confidence in the global economy. They ended our reporting period with a generally positive outlook, but one tempered with fears that stronger growth could lead to higher inflation and interest rates.

In the summer of 1998, financial markets were affected seriously by a severe recession in Asia that threatened global growth. Russia then defaulted on loans, darkening the picture further and sending markets into turmoil. Central banks in Europe and the United States Federal Reserve Bank responded aggressively in the fall, reducing interest rates to stimulate economic activity. The medicine worked.

In the new year, the U.S. economy, driven by domestic consumer demand, continued its vigorous expansion. That good news was joined by relative stability in Latin America, where problems in Brazil--the region's largest economy--appeared better contained than had been expected. Stirrings of economic activity were felt in Europe and Asia; even long-suffering Japan showed signs of life.

The promise of economic recovery and increased demand brought with it the prospects of higher inflation--an indication that the pace of growth may be exceeding its natural limits. Alan Greenspan, chairman of the Federal Reserve, repeatedly warned that the Fed would take action, if necessary, to raise interest rates as a way of preempting inflation. Indeed, the Federal Reserve twice increased a key rate over the summer. Both increases were modest, however, calming investors and allowing the rally in financial markets to continue.

The Financial Markets
Panic over the troubles in Asia and Russia sent markets reeling in 1998, with all but the biggest, best-known stocks tumbling. The actions by the U.S. Federal Reserve and other central banks calmed markets in the fall, however, fueling a rebound.

Sensing economic recovery abroad, investors in the first quarter of 1999 moved money back into Asia, Latin America and, to a smaller extent, Europe. Japanese stocks improved significantly. Very strong U.S. growth sent market indexes to a series of record highs; for example, the Standard & Poor's 500 Index, Dow Jones Industrials Average, and NASDAQ Composite Index were pushed into uncharted territory.

Although gains were concentrated at first in the very largest growth companies, more stocks began to share in the advance as time went on. Growing confidence about global growth prospects led to increases for value stocks and smaller stocks. The second quarter of 1999 saw a catch-up spurt for these sectors: small caps, as measured by the Russell 2000 Index, returned 16% in the quarter, well over twice as much as the 7% return of the large-cap S&P 500. Even among large-cap stocks, value issues--as measured by the S&P/BARRA Value Index-- returned 11% in the quarter, while the S&P/BARRA Growth Index returned 4%.

For our reporting period as a whole, however, large-cap stocks still provided better returns overall, and growth stocks beat value stocks. Nearly all equity categories fell somewhat in July, as some investors took profits and others considered the impact that a resurgence of inflation could have on corporate earnings.

While equities advanced, most fixed-income securities declined. The safest issues, U.S. Treasury bonds, had become very expensive last year when investors fled emerging markets such as Asia, Latin America and Russia. But in 1999, as prospects for global growth improved, investors sold high-quality bonds and moved back into riskier markets. The Lehman Brothers Aggregate Bond Index declined 1.5% during our reporting period. High-yield bonds, commonly known as "junk bonds," fared a little better as investors became more comfortable with economic prospects around the world. Ironically, however, confidence in the economy brought with it fears that higher costs could erode the value of the fixed payments of bonds. To make up for inflation, investors demanded higher yields--which mean lower bond prices--hurting bond markets virtually across the board.

Our Performance
The Prudential Diversified Moderate Growth Fund's commitment of 40% of its portfolio to large-capitalization stocks was the most significant factor for its return in the year ended July 31, 1999. Within the large-cap universe, we gained most from our growth stocks. Our large-cap value stocks also generated strong returns: in the second quarter when value stocks outperformed, our strongly disciplined selections did particularly well, helping make up for earlier months that were hostile to the value investing style.

After a rocky start, the Fund's international holdings performed well as economic conditions abroad improved. The same was true of our small- and mid-cap growth stocks, which shared considerably in the market broadening that began in April.

Cumulative Total Returns1                         As of 7/31/99

                                  Since Inception2           Since Inception2
                               (Without Sales Charge)       (With Sales Charge)
Class A                               9.47%                        3.99%
Class B                               8.99                         3.99
Class C                               8.99                         6.90
Class Z                               9.70                         9.70
Lipper Growth & Income Fund Avg.3    12.56                          N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 The Lipper Since Inception return is for all funds in each share class in the Growth & Income Fund category.

Advisers' Report Cont'd.
-------------------------------------------------------------------------------
Our bond holdings detracted from performance during these eight months. It is in the nature of a diversified portfolio that not all asset classes will perform well at the same time. It is worth remembering that should markets turn against growth stocks or inflation concerns subside, bonds may hold their value better. Owning a broad range of securities improves the prospects for more consistent returns over time.

Looking Ahead
Europe, Japan, and other countries in Asia are all showing signs of improved economic health. Financial markets in these regions have performed well recently, and we believe they will continue to present opportunities as a return to growth gathers strength.

Meanwhile, the U.S. economy--approaching a record for continuous growth in 150 years of data--continues to run steadily ahead. Markets remain volatile, but investors appear willing to consider a broader range of equities than they have in recent years. If inflation remains modest and consumer demand stays strong, we would expect an environment favorable to U.S. companies to continue.

Moderate Growth Fund Diversification Target
             (GRAPH)

What Is Diversification?
-------------------------------------------------
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio.

Mutual funds not only provide professional money management; they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, large-cap stocks and small-/mid-cap stocks, value and growth styles, and investment-grade and high-yield bonds--it is less likely that all the securities you own will move in the same direction at one time. The Prudential Diversified Funds provide more of this buffering than a fund investing in only one asset class. We believe this will result in more consistent returns over time.

Rebalancing--The Diversified Moderate Growth Fund has a target allocation for each asset class. As some perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This keeps your risk exposure from changing too much; by forcing us to sell high, it may also increase our average selling price over time.

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--92.8%
COMMON STOCKS--61.7%
------------------------------------------------------------
Aerospace/Defense--0.7%
   4,500     AlliedSignal, Inc.                      $  291,094
  32,500     British Aerospace PLC (United
                Kingdom)(a)                             215,382
     575     Cordant Technologies, Inc.                  25,767
   4,050     GenCorp, Inc.                              106,566
  10,900     Loral Space & Communications, Inc.         205,737
                                                     ----------
                                                        844,546
------------------------------------------------------------
Airlines--0.1%
   1,750     Alaska Air Group, Inc.(a)                   77,656
   1,775     Continental Airlines, Inc.(a)               75,438
                                                     ----------
                                                        153,094
------------------------------------------------------------
Aluminum--0.5%
   7,500     Alcoa, Inc.                                449,062
   3,275     Reliance Steel & Aluminum Co.              111,350
                                                     ----------
                                                        560,412
------------------------------------------------------------
Apparel--0.1%
   1,600     American Eagle Outfitters, Inc.(a)          61,800
   2,125     Kellwood Co.                                48,211
                                                     ----------
                                                        110,011
------------------------------------------------------------
Audio/Visual--0.4%
   1,600     Gemstar International Group Ltd.(a)        106,000
   2,800     Polycom, Inc.(a)                            93,800
   1,600     Sony Corp. (Japan)                         204,118
                                                     ----------
                                                        403,918
------------------------------------------------------------
Auto & Truck--0.6%
   1,950     Arvin Industries, Inc.                      72,881
   1,800     Borg-Warner Automotive, Inc.                91,462
   1,530     Daimlerchrysler AG (Germany)               116,517
   1,537     Delphi Automotive Systems Corp.             27,666
  29,000     Nissan Motor Co., Ltd.(a) (Japan)          172,938
   6,200     Safety Kleen Corp.                      $   74,013
   2,100     Varlen Corp.                                79,538
   3,500     Volvo AB, Series B (Sweden)                109,445
                                                     ----------
                                                        744,460
------------------------------------------------------------
Banking--4.2%
   2,450     BancorpSouth, Inc.                          40,425
   9,800     Bank of New York Co., Inc.                 361,987
     500     Bank United Corp. (Class 'A' Stock)         19,250
   7,700     BankAmerica Corp.                          511,087
     950     Banknorth Group, Inc.                       30,756
   2,270     Banque Nationale de Paris (France)         187,218
  12,200     Chase Manhattan Corp.                      937,875
   1,075     City National Corp.                         36,819
   4,325     Commercial Federal Corp.                   100,556
   8,080     Corporacion Bancaria de Espana
                (Spain)                                 178,196
   1,050     CORUS Bankshares, Inc.                      32,550
   5,150     Cullen/Frost Bankers, Inc.                 132,291
   2,810     CVB Financial Corp.                         73,411
     275     First Citizens BancShares, Inc.
                (Class 'A' Stock)                        21,931
   7,000     Fuji Bank (Japan)                           53,863
   6,000     Golden State Bancorp, Inc.(a)              132,750
   1,425     Harbor Florida Bancshares, Inc.             18,258
  12,000     HSBC Holdings PLC (Hong Kong)(a)           141,463
  14,000     IND Bank (Japan)                           113,968
   2,700     ING Groep N.V. (Netherlands)               138,236
   2,875     MAF Bancorp, Inc.                           67,023
   9,200     Merita PLC, Series A (Finland)              49,763
  10,000     National Westminster Bank PLC
                (United Kingdom)(a)                     197,515
   8,300     Nordbanken Holding AB (Sweden)              48,873
   2,675     North Fork Bancorporation, Inc.             55,172
   8,000     Overseas-Chinese Banking Corp., Ltd.
                (Singapore)                              67,043
   3,375     Peoples Heritage Financial Group,
                Inc.                                     60,961
     900     Queens County Bancorp. Inc.                 28,406
   1,600     Republic New York Corp.                    111,600
   8,500     Sao Paolo Imi SpA (Italy)                  107,978

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Banking (cont'd.)
   3,800     Silicon Valley Bancshares               $   93,100
  35,000     Sumitomo Trust & Banking Co., Ltd.
                (Japan)                                 222,183
   9,660     Svenska Handelsbanken, Series A
                (Sweden)                                127,775
     800     Unidanmark AS (Denmark)                     52,950
  16,000     United Overseas Bank, Ltd.
                (Singapore)                             116,969
   1,575     Washington Federal, Inc.                    38,883
   2,575     Westamerica Bancorporation                  86,263
                                                     ----------
                                                      4,795,347
------------------------------------------------------------
Building & Construction--1.2%
   1,615     ABB AG (Sweden)                            155,342
   3,200     American Standard Companies, Inc.(a)       141,000
   4,300     Centex Corp.                               144,856
   6,700     D.R. Horton, Inc.                          108,875
     900     Dycom Industries Inc.(a)                    42,975
   2,025     Integrated Electrical Services,
                Inc.(a)                                  34,172
   3,125     Lone Star Industries, Inc.                 119,727
   2,350     M.D.C. Holdings, Inc.                       48,763
   6,150     Pulte Corp.                                139,528
     925     Southdown, Inc.                             54,575
   2,675     Thomas Industries, Inc.                     56,008
   1,475     Toll Brothers, Inc.(a)                      31,344
   3,625     U S Home Corp.(a)                          124,609
   6,025     Webb Delaware Corp.                        134,056
                                                     ----------
                                                      1,335,830
------------------------------------------------------------
Cable--0.2%
   1,700     Belden, Inc.                                42,287
   4,650     Jones Intercable, Inc.(a)                  209,250
                                                     ----------
                                                        251,537
------------------------------------------------------------
Chemicals--0.6%
   1,250     Cytec Industries, Inc.(a)                   32,734
   3,000     Eastman Chemical Co.                       155,063
   3,800     Hoechst AG (Germany)                       160,365
  13,700     Imperial Chemical Industries PLC
                (United Kingdom)                        160,221
   1,450     MacDermid, Inc.                             51,656
   1,800     Spartech Corp.                          $   52,650
   2,600     W.R. Grace & Co.(a)                         48,913
                                                     ----------
                                                        661,602
------------------------------------------------------------
Communications
     925     Avt Corp.(a)                                28,617
------------------------------------------------------------
Computers--3.4%
   1,300     Apex, Inc.                                  33,962
   3,300     Catapult Communications Corp.(a)            62,287
   3,100     Citrix Systems, Inc.(a)                    161,394
  13,600     Compaq Computer Corp.                      326,400
   1,600     Comverse Technology, Inc.(a)               120,900
   9,600     Dell Computer Corp.(a)                     392,400
   6,000     EMC Corp.(a)                               363,375
   2,400     Equant(a)                                  213,450
   8,800     Hewlett-Packard Co.                        921,250
   5,500     International Business Machines Corp.      691,281
     650     Kronos, Inc.(a)                             31,444
     525     SCM Microsystems, Inc.                      26,119
  12,600     Seagate Technology, Inc.(a)                338,625
   1,800     TDK Corp.                                  180,225
                                                     ----------
                                                      3,863,112
------------------------------------------------------------
Computer Services--1.7%
   6,300     Affiliated Computer Services, Inc.(a)      292,950
   1,500     CIBER, Inc.(a)                              26,250
  13,900     Cisco Systems, Inc.(a)                     863,537
     900     Computer Task Group, Inc.                   14,906
   2,100     Sun Microsystems, Inc.(a)                  142,538
   7,750     Symbol Technologies, Inc.                  304,672
  10,000     Whittman-Hart, Inc.(a)                     253,125
                                                     ----------
                                                      1,897,978
------------------------------------------------------------
Consulting Services
   1,500     Franklin Covey Co.(a)                       10,500
     600     The Metzler Group, Inc.(a)                  25,350
                                                     ----------
                                                         35,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Consumer Products & Services--2.1%
   1,800     Central Garden & Pet Co.(a)             $   16,312
   1,250     Fossil, Inc.                                65,625
   2,200     Hitachi Ltd., ADR                          220,275
   2,230     Siemens AG (Germany)                       184,635
   3,800     Sylvan Learning Systems, Inc.(a)            97,138
  18,000     Tandy Corp.                                923,625
   5,500     Texas Instruments, Inc.                    792,000
  13,542     Unilever PLC (United Kingdom)              130,108
                                                     ----------
                                                      2,429,718
------------------------------------------------------------
Cosmetics/Toiletries--0.3%
   5,000     Kao Corp. (Japan)                          139,466
   3,100     Kimberly-Clark Corp.                       189,100
                                                     ----------
                                                        328,566
------------------------------------------------------------
Dental Supplies
     850     Patterson Dental Co.(a)                     33,416
------------------------------------------------------------
Distribution/Wholesalers--0.1%
     750     Ingram Micro, Inc.                          21,328
   1,500     United Stationers, Inc.                     39,375
                                                     ----------
                                                         60,703
------------------------------------------------------------
Diversified Manufacturing--1.2%
   1,100     Crane Co.                                   27,912
   2,000     CUNO, Inc.(a)                               38,625
   6,300     General Electric Co.                       686,700
  37,800     Invensys PLC (United Kingdom)              205,378
   1,800     SPS Technologies, Inc.(a)                   73,687
      60     Swatch Group (Switzerland)(a)               46,910
   1,300     Tyco International Ltd.                    126,994
   2,600     Veba AG (Germany)                          159,851
                                                     ----------
                                                      1,366,057
Diversified Operations--0.4%
  20,000     Granada Group PLC (United Kingdom)(a)   $  199,464
   2,729     Vivendi (France)                           214,697
                                                     ----------
                                                        414,161
------------------------------------------------------------
Drugs & Medical Supplies--0.4%
   4,133     AstraZeneca Group PLC (Sweden)             150,905
   1,100     Datascope Corp.(a)                          38,225
   5,000     Sankyo Co., Ltd. (Japan)                   132,470
   7,300     Smithkline Beecham PLC
                (United Kingdom)(a)                      90,353
                                                     ----------
                                                        411,953
------------------------------------------------------------
Electrical Utilities--0.3%
  12,700     British Energy PLC (United Kingdom)        108,300
   1,825     Conectiv, Inc.                              41,861
   5,620     Endesa SA (Spain)                          111,061
   2,550     Public Service Company of New Mexico        50,841
     525     Rochester Gas & Electric Corp.              13,748
   1,275     WPS Resources Corp.                         36,975
                                                     ----------
                                                        362,786
------------------------------------------------------------
Electronic Components--2.3%
   2,100     Alpha Industries, Inc.(a)                  107,100
   2,200     American Xtal Technology, Inc.(a)           67,650
   7,900     Arrow Electronics, Inc.(a)                 168,369
   2,900     Avnet, Inc.                                142,100
   1,250     Cleco Corp.                                 40,156
   1,200     CTS Corp.                                   98,550
   6,540     Electrolux AB, Series B (Sweden)           135,939
   2,500     Flextronics International Ltd.(a)          112,187
   2,600     General Motors Corp.                       158,438
   8,000     Gentex Corp.(a)                            208,500
     950     Idacorp, Inc.                               29,391
     875     Innovex, Inc.                               12,469
     800     L-3 Communications Holdings, Inc.(a)        34,350
   2,400     Motorola, Inc.                             219,000
   2,500     Novellus Systems, Inc.(a)                  160,937
   2,900     Optical Coating Lab, Inc.                  208,075
   2,800     PMC-Sierra, Inc.(a)                        219,100
   1,500     Pioneer-Standard Electronics, Inc.          19,219

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
     ------------------------------------------------------------
Electronic Components (cont'd.)
   1,400     Pittway Corp.                           $   46,550
     100     Power-One, Inc.(a)                           2,525
     150     QLogic Corp.                                25,031
   4,300     Reliant Energy, Inc.                       117,981
     775     Rogers Corp.(a)                             25,672
   1,246     Royal Philips Electronics NV
                (Netherlands)                           127,387
   1,100     Semtech Corp.(a)                            68,062
     825     TranSwitch Corp.(a)                         36,197
   1,400     Veeco Instruments, Inc.(a)                  40,863
                                                     ----------
                                                      2,631,798
------------------------------------------------------------
Entertainment--0.1%
   2,250     SFX Entertainment, Inc.(a)                 100,828
------------------------------------------------------------
Fertilizer
   1,100     Potash Corp. of Saskatchewan, Inc.          56,444
------------------------------------------------------------
Financial Services--3.2%
   1,440     Alcatel Alsthom (France)                   221,795
   1,100     Allied Capital Corp.                        24,750
     950     Arthur J. Gallagher & Co.                   49,519
   1,050     Chittenden Corp.                            29,269
  20,950     Citigroup, Inc.                            933,584
     350     Dain Rauscher Corp.                         18,616
   2,800     Doral Financial Corp.                       46,200
   2,725     Downey Financial Corp.                      63,527
   1,675     Eaton Vance Corp.                           58,311
   5,450     Financial Security Assurance
                Holdings, Ltd.                          286,466
     900     Goldman Sachs Group, Inc.                   57,881
   1,400     Heller Financial, Inc.                      35,700
     700     Knight-Trimark Group, Inc.(a)               29,487
   2,600     Lehman Brothers Holdings, Inc.             139,750
   9,900     MBNA Corp.                                 282,150
   2,500     Metris Companies, Inc.                      98,281
   1,000     Morgan (J.P.) & Co., Inc.                  127,875
   6,300     Morgan Stanley Dean Witter                 567,787
   2,100     Orix Corp. (Japan)                         217,042
   1,800     Promise Co., Ltd. (Japan)                  119,617
   5,825     Resource Bancshares Mortgage Group,
                Inc.                                 $   40,775
   4,300     Schwab (Charles) Corp.                     189,469
   2,100     Webster Financial Corp.                     55,387
                                                     ----------
                                                      3,693,238
------------------------------------------------------------
Food & Beverage--1.1%
     975     Adolph Coors Co.                            51,919
   9,000     Asahi Breweries, Ltd. (Japan)              117,964
  13,900     Cadbury Schweppes PLC
                (United Kingdom)                         88,731
   1,200     Corn Products International, Inc.           37,800
  14,500     Diageo PLC (United Kingdom)                147,673
   3,100     Heineken N.V. (Netherlands)                168,013
   1,275     J & J Snack Foods Corp.(a)                  30,600
  15,300     Nabisco Group Holding Corp.                286,875
   1,300     Performance Food Group Co.(a)               34,937
   2,575     Riviana Foods, Inc.                         49,891
   9,300     Sara Lee Corp.                             204,600
   1,400     Universal Foods Corp.                       30,538
                                                     ----------
                                                      1,249,541
------------------------------------------------------------
Forestry--0.1%
   3,500     Georgia-Pacific Corp.                       86,406
   2,275     Universal Forest Product, Inc.              42,372
                                                     ----------
                                                        128,778
------------------------------------------------------------
Health Care--2.4%
  22,300     Columbia/HCA Healthcare Corp.              496,175
  16,400     Foundation Health Systems, Inc.            249,075
   1,026     LifePoint Hospitals, Inc.(a)                10,132
   3,000     Nationwide Health Properties, Inc.          51,375
   4,100     PacifiCare Health Systems, Inc.(a)         279,569
   4,500     PAREXEL International Corp.(a)              49,500
     600     Safeskin Corp.                               5,325
  27,200     Tenet Healthcare Corp.(a)                  487,900
     725     TLC The Laser Center, Inc.(a)               26,372
   1,026     Triad Hospitals, Inc.(a)                    10,837
   6,700     United Healthcare Corp.                    408,700
   8,100     Wellpoint Health Networks, Inc.(a)         665,212
                                                     ----------
                                                      2,740,172

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Home Furnishings--0.1%
   2,925     Ethan Allen Interiors, Inc.             $   92,869
   2,025     Furniture Brands International,
                Inc.(a)                                  54,675
                                                     ----------
                                                        147,544
------------------------------------------------------------
Hotels--0.3%
  11,500     Hilton Hotels Corp.                        150,219
  23,400     MeriStar Hotels and Resorts, Inc.           86,287
   9,700     Park Place Entertainment Corp.(a)           98,819
                                                     ----------
                                                        335,325
------------------------------------------------------------
Human Resources--0.1%
     975     CDI Corp.(a)                                31,809
   6,000     RemedyTemp, Inc.(a)                        107,250
                                                     ----------
                                                        139,059
------------------------------------------------------------
Industrial Technology/Instruments--0.3%
   2,700     EG&G, Inc.                                  90,619
   4,600     Mettler-Toledo International, Inc.(a)      133,112
   2,425     ThermoQuest Corp.(a)                        26,069
   2,500     Waters Corp.(a)                            149,375
                                                     ----------
                                                        399,175
------------------------------------------------------------
Insurance--3.7%
   3,200     ACE, Ltd.                                   74,400
     379     Allianz AG (Germany)                       101,081
   7,500     Allied Zurich PLC (United Kingdom)          91,915
   2,100     American Financial Group, Inc.              68,775
   1,700     American General Corp.                     131,537
   5,500     American International Group, Inc.         638,687
   1,400     Annuity and Life Re (Holdings), Ltd.        33,600
   1,290     Axa-UAP (France)                           151,298
   2,100     Capital Re Corp.                            28,219
   8,300     Chubb Corp.                                496,444
     350     E.W. Blanch Holdings, Inc.                  22,925
   1,540     Fidelity National Financial, Inc.           26,854
   1,275     First American Financial Corp.              21,197
   1,975     Harleysville Group, Inc.                    38,513
     900     Medical Assurance, Inc.(a)                  27,000
   8,500     Mutual Risk Management, Ltd.            $  253,406
  10,600     Old Republic International Corp.           178,212
   1,075     PartnerRe Ltd.                              40,850
   2,600     Presidential Life Corp.                     49,888
   2,350     Protective Life Corp.                       83,866
   7,500     Prudential Corp. PLC (United Kingdom)      111,711
     679     Radian Group, Inc.                          35,011
   6,500     Reinsurance Group of America, Inc.         238,062
  19,271     Royal & Sun Alliance Insurance Group
                PLC (United Kingdom)(a)                 159,014
  11,700     SAFECO Corp.                               445,331
   4,500     St. Paul Companies, Inc.                   140,062
   4,400     The Equitable Companies, Inc.              282,700
   2,700     Tokio Marine & Fire Insurance Co.,
                Ltd., ADR                               157,950
     213     Zurich Versicherungs-Gesellschaft AG
                (Switzerland)                           123,646
                                                     ----------
                                                      4,252,154
------------------------------------------------------------
Internet--0.2%
   2,300     America Online, Inc.(a)                    218,787
     600     N2H2, Inc.(a)                                7,720
                                                     ----------
                                                        226,507
------------------------------------------------------------
Machinery--0.3%
   2,300     IDEX Corp.                                  64,831
   2,275     JLG Industries, Inc.                        45,358
   4,050     Lincoln Electric Holdings, Inc.             76,697
   1,250     Milacron, Inc.                              21,406
     800     Tecumseh Products Co.                       51,700
   1,825     Terex Corp.(a)                              54,750
                                                     ----------
                                                        314,742
------------------------------------------------------------
Manufacturing--0.3%
     900     AptarGroup, Inc.                            26,044
     980     Cie De Saint Gobain (France)               177,920
   1,570     Compagnie Generale des Etablissements
                Michelin, Series B (France)              63,734
     900     Nintendo Co., Ltd. (Japan)                 132,208
                                                     ----------
                                                        399,906

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Media--1.4%
  16,700     CBS Corp.(a)                            $  733,756
   6,200     Clear Channel Communications, Inc.(a)      431,287
   1,700     Cumulus Media, Inc.                         41,013
   2,625     King World Productions, Inc.(a)             91,547
   4,800     Omnicom Group, Inc.                        340,200
                                                     ----------
                                                      1,637,803
------------------------------------------------------------
Medical Technology--0.2%
     100     Amgen, Inc.(a)                               7,603
     600     Genetech Inc.                               85,200
   5,000     Inhale Therapeutic Systems, Inc.(a)        123,125
                                                     ----------
                                                        215,928
------------------------------------------------------------
Metals--0.3%
  18,600     Broken Hill Proprietary Co., Ltd.
                (Australia)                             205,824
   1,275     Cleveland-Cliffs, Inc.                      40,800
   1,950     Commercial Metals Co.                       64,350
     900     Kaydon Corp.                                28,069
   1,550     RTI International Metals, Inc.              19,956
                                                     ----------
                                                        358,999
------------------------------------------------------------
Mining--0.4%
  15,600     Freeport-McMoRan Copper & Gold,
                Inc.(a)                                 247,650
  10,100     Newmont Mining Corp.                       186,850
                                                     ----------
                                                        434,500
------------------------------------------------------------
Miscellaneous--0.2%
     800     SEACOR Holdings Inc.(a)                     39,750
   6,700     Service Corporation International          106,362
   4,220     Thyssen AG (Germany)                        98,537
                                                     ----------
                                                        244,649
------------------------------------------------------------
Office Equipment & Supplies--0.6%
   6,000     Canon, Inc. (Japan)                        190,443
   9,500     Harris Corp.                               287,969
   1,400     Kimball International, Inc.
                (Class 'B' Stock)                    $   27,300
   2,800     Xerox Corp.                                136,500
                                                     ----------
                                                        642,212
------------------------------------------------------------
Oil & Gas Services--3.0%
   1,000     Amerada Hess Corp.                          59,188
   4,300     Atlantic Richfield Co.                     387,269
   9,200     BP Amoco PLC (United Kingdom)              180,668
   1,925     Devon Energy Corp.                          70,864
   9,500     Elf Aquitaine SA, ADR                      812,844
   1,290     Elf Aquitaine SA (France)                  221,075
   3,275     Energen Corp.                               61,406
  23,700     ENI SpA (Italy)                            144,441
   4,425     Helmerich & Payne, Inc.                    113,114
   2,176     Kerr-McGee Corp.                           112,064
   4,300     Keyspan Energy                             119,325
   8,800     Marine Drilling Companies, Inc.(a)         131,450
  10,500     Newfield Exploration Co.(a)                303,844
   6,200     Nuevo Energy Co.                            97,262
   5,100     Occidental Petroleum Corp.                  99,769
   1,500     Oneok, Inc.                                 47,719
   2,225     Swift Energy Co.(a)                         23,223
   4,550     Tesoro Petroleum Corp.                      71,662
   3,200     Total SA, ADR                              203,600
   1,025     Valero Energy Corp.                         21,909
   4,050     Wicor, Inc.                                117,450
                                                     ----------
                                                      3,400,146
------------------------------------------------------------
Paper & Packaging--2.3%
   1,500     Ball Corp.                                  72,656
   2,800     Fort James Corp.                           102,200
  12,400     Georgia-Pacific Group                      557,225
   7,500     International Paper Co.                    383,438
   7,700     Mead Corp.                                 315,700
   2,800     Rayonier, Inc.                             133,175
   1,800     Shorewood Packaging Corp.(a)                31,388
   4,300     Temple-Inland, Inc.                        271,975
   2,000     UPM-Kymmene Oy (Finland)                    67,479
   5,900     Weyerhaeuser Co.                           381,656
   8,000     Willamette Industries, Inc.                360,000
                                                     ----------
                                                      2,676,892

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Pharmaceuticals--2.4%
     650     Alpharma, Inc.                          $   24,131
   8,200     American Home Products Corp.               418,200
   1,200     Bindley Western Industries, Inc.            25,950
   4,900     Bristol-Myers Squibb Co.                   325,850
   2,900     Eli Lilly & Co.                            190,312
   3,700     Glaxo Wellcome PLC, ADR                    193,094
     525     Idec Pharmaceuticals Corp.(a)               52,041
   5,200     Merck & Co., Inc.                          351,975
   2,100     Ocular Sciences, Inc.(a)                    41,344
   3,000     Rhone-Poulenc SA, Series A (France)        146,848
   1,400     Roberts Pharmaceutical Corp.                38,412
      13     Roche Holdings AG (Switzerland)            143,863
   8,400     Schering-Plough Corp.                      411,600
   6,800     Warner-Lambert Co.                         448,800
                                                     ----------
                                                      2,812,420
------------------------------------------------------------
Photography--0.6%
  10,700     Eastman Kodak Co.                          739,637
------------------------------------------------------------
Power Generation--0.1%
   1,150     Calpine Corp.                               86,466
------------------------------------------------------------
Printing & Publishing--0.2%
     600     Consolidated Graphics, Inc.(a)              23,850
     650     Electronics for Imaging, Inc.(a)            35,628
  14,600     Reed International PLC (United
                Kingdom)                                111,578
   1,200     Valassis Communications, Inc.(a)            44,700
   1,350     World Color Press, Inc.(a)                  48,853
                                                     ----------
                                                        264,609
------------------------------------------------------------
Real Estate - Developers--0.1%
   4,750     Catellus Development Corp.(a)               75,406
------------------------------------------------------------
Real Estate Investment Trust--0.4%
   1,950     Cabot Industrial Trust                      39,731
   3,125     Franchise Finance Corp. of America          71,094
   5,000     Glenborough Realty Trust, Inc.              87,500
   9,500     MeriStar Hospitality Corp.                 181,687
   2,675     The Rouse Co.                               65,036
                                                     ----------
                                                        445,048
------------------------------------------------------------
Restaurants--1.1%
   6,300     CKE Restaurants, Inc.                       88,200
  25,400     Darden Restaurants, Inc.                $  554,037
   1,500     Foodmaker, Inc.(a)                          41,063
   1,200     IHOP Corp.                                  27,900
   9,900     McDonald's Corp.                           412,706
   9,200     Ryan's Family Steak Houses, Inc.(a)         98,325
                                                     ----------
                                                      1,222,231
------------------------------------------------------------
Retail--3.6%
   1,200     BJ's Wholesale Club, Inc.(a)                36,750
   1,400     Buckle, Inc.                                42,350
   2,800     Claire Stores, Inc.                         66,500
   5,600     CVS Corp.                                  278,600
   1,075     Department 56, Inc.                         31,108
  11,500     Dillards, Inc. (Class 'A' Stock)           354,344
   8,700     Gap, Inc.                                  406,725
  14,600     Great Universal Stores PLC (United
                Kingdom)                                149,640
   9,900     Home Depot, Inc.                           631,744
  17,100     IKON Office Solutions, Inc.                225,506
  27,200     Kmart Corp.(a)                             394,400
   5,600     Kohl's Corp.(a)                            425,950
   2,700     Metro AG (Germany)                         148,069
   6,700     Pep Boys - Manny, Moe & Jack               111,387
   2,375     Ross Stores, Inc.                          114,297
   2,800     Sears, Roebuck & Co.                       113,400
   7,000     Staples, Inc.(a)                           202,125
   7,800     Toys 'R' Us, Inc.(a)                       126,750
   5,200     Wal-Mart Stores, Inc.                      219,700
   1,550     Zale Corp.(a)                               62,000
                                                     ----------
                                                      4,141,345
------------------------------------------------------------
Semiconductors--1.4%
   6,500     Applied Materials, Inc.(a)                 467,594
   5,000     Etec Systems, Inc.(a)                      194,375
   7,200     Intel Corp.                                496,800
   3,900     KLA Tencor Corp.(a)                        264,225
   8,000     National Semiconductor Corp.               198,000
                                                     ----------
                                                      1,620,994
------------------------------------------------------------
Software--2.6%
   3,000     I2 Technologies, Inc.(a)                    92,250
     500     Accrue Software, Inc.(a)                     5,583
   3,300     Activision, Inc.(a)                         45,169
   1,300     BroadVision, Inc.(a)                        90,594
   1,650     Check Point Software Technologies
                Ltd.(a)                                 112,922
     100     Digex, Inc.(a)                               1,700

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Shares        Description                          Value (Note 1)
------------------------------------------------------------
Software (cont'd.)
     900     Exodus Communications, Inc.(a)          $  108,056
   8,200     HNC Software, Inc.(a)                      298,275
   4,500     Intuit, Inc.(a)                            368,156
   5,000     Legato Systems, Inc.(a)                    357,500
  11,600     Microsoft Corp.(a)                         995,425
     300     NetIQ Corp.(a)                               4,396
   5,900     Rational Software Corp.(a)                 196,913
   5,600     VERITAS Software Corp.(a)                  314,300
     100     Verity, Inc.(a)                              4,950
                                                     ----------
                                                      2,996,189
------------------------------------------------------------
Steel - Producers--0.1%
   5,150     AK Steel Holding Corp.                     116,197
   1,500     Carpenter Technology Corp.                  39,750
                                                     ----------
                                                        155,947
------------------------------------------------------------
Telecommunications--5.3%
   5,900     Allegiance Telecommunications,
                Inc.(a)                                 296,844
   4,300     ALLTEL Corp.                               308,794
  13,000     AT&T Corp.(a)                              578,094
   2,900     Carrier Access Corp.(a)                     95,700
   1,212     Deutsche Telekom (Germany)                  49,915
   4,000     Excel Switching Corp.                      109,000
     200     JDS Uniphase Corp.(a)                       18,075
   1,300     Level 3 Communications, Inc.(a)             68,900
   4,680     Lucent Technologies, Inc.                  304,492
  10,800     MCI WorldCom, Inc.(a)                      891,000
   3,600     Millicom International Cellular SA(a)      110,250
   1,000     Nextlink Communications, Inc.              112,125
      11     Nippon Telegraph & Telephone Corp.
                (Japan)                                 140,428
   3,800     Nokia Corp., ADR(a)                        323,237
   2,000     Norstan, Inc.(a)                            26,000
   1,100     NTL, Inc.(a)                               114,262
      20     NTT Mobile Communications (Japan)          309,885
   6,175     Pacific Gateway Exchange, Inc.(a)          151,287
     450     Plantronics, Inc.(a)                        31,838
   9,200     Qwest Communications International,
                Inc.(a)                                 271,400
   1,450     Tekelec, Inc.(a)                            14,591
   1,600     Tele Danmark A/S (Denmark)                  95,770
  36,100     Telecom. Italia SpA (Italy)             $  197,200
  16,929     Telefonica SA (Spain)                      271,083
   5,500     Tellabs, Inc.(a)                           338,594
   3,300     Univision Communications, Inc.(a)          228,525
   1,900     Vodafone AirTouch PLC, ADR                 399,950
   5,000     VoiceStream Wireless Corp.(a)              225,625
                                                     ----------
                                                      6,082,864
------------------------------------------------------------
Tobacco--1.2%
  16,000     British America Tobacco PLC (United
                Kingdom)                                135,662
      13     Japan Tobacco, Inc. (Japan)                156,866
   7,500     Loews Corp.                                525,937
   8,100     Philip Morris Co., Inc.                    301,725
   5,033     RJR Nabisco Holdings, Inc.(a)              137,778
   2,575     Universal Corp.                             77,411
                                                     ----------
                                                      1,335,379
------------------------------------------------------------
Trucking & Shipping--0.3%
  10,700     Air Express International Corp.            286,225
   1,650     US Freightways Corp.                        81,469
                                                     ----------
                                                        367,694
------------------------------------------------------------
Utilities--0.6%
   2,275     Atmos Energy Corp.                          56,875
   2,175     BEC Energy                                  92,709
   1,225     California Water Service Group              34,300
   2,700     General Public Utilities Corp.             103,613
     720     Suez Lyonnaise des Eaux (France)           127,247
   4,300     Unicom Corp.                               168,775
   5,325     Washington Gas Light Co.                   148,434
                                                     ----------
                                                        731,953
------------------------------------------------------------
Waste Management--0.3%
   6,000     Casella Waste Systems, Inc.(a)             159,750
   6,500     Waste Management, Inc.                     166,156
                                                     ----------
                                                        325,906
                                                     ----------
             Total common stocks
                (cost $63,486,271)                   70,924,102
                                                     ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
CORPORATE BONDS--20.6%
------------------------------------------------------------
Airlines--0.2%
Ba2           $   250     Continental Airlines, Inc.,
                             Sr. Notes,
                             8.00%, 12/15/05            $    237,205
------------------------------------------------------------
Audio/Visual--0.2%
Ba2               250     Imax Corp.,
                             Sr. Notes,
                             7.875%, 12/1/05                 235,000
------------------------------------------------------------
Automotive Parts--0.5%
B2                 10     Collins & Aikman Products
                             Co.,
                             Sr. Sub. Notes,
                             11.50%, 4/15/06                  10,100
B3                250     Hayes Wheels Int'l., Inc.,
                             Sr. Sub. Notes,
                             9.125%, 7/15/07                 250,625
Ba1               250     Lear Corp.,
                             Sr. Notes,
                             8.11%, 5/15/09                  250,000
                                                        ------------
                                                             510,725
------------------------------------------------------------
Banking--0.6%
NR                183     Central Banking Corp.,
                             Bonds,
                             6.38%, 1/5/05                   175,770
                          Korea Development Bank,
                             Sr. Notes,
Ba2               200     7.125%, 9/17/01                    195,946
Baa3              300     7.90%, 2/1/02                      300,070
                                                        ------------
                                                             671,786
------------------------------------------------------------
Building & Products--0.2%
Ba3               250     Building Materials Corp. of
                             America,
                             Sr. Notes,
                             8.00%, 12/1/08                  232,500
Cable--0.6%
B1            $   200     Adelphia Communications
                             Corp.,
                             Sr. Notes,
                             8.125%, 7/15/03            $    192,000
Ba3               250     Cablevision SA,
                             Bonds,
                             13.75%, 5/1/09                  211,250
B3                 15     Classic Cable, Inc.,
                             Sr. Sub. Notes,
                             9.375%, 8/1/09                   14,850
B1                 80     Fox Family Worldwide, Inc.,
                             Sr. Notes,
                             9.25%, 11/1/07                   75,200
B2                250     Mediacom LLC Capital Corp.,
                             Sr. Notes,
                             7.875%, 2/15/11                 225,000
                                                        ------------
                                                             718,300
------------------------------------------------------------
Casinos--0.9%
B3                 75     Coast Hotels & Casinos,
                             Inc.,
                             Sr. Sub. Notes,
                             9.50%, 4/1/09                    68,299
Ba2               250     Harrahs Operating, Inc.,
                             Gtd. Sr. Sub. Notes,
                             7.875%, 12/15/05                243,750
B2                250     Hollywood Park, Inc.,
                             Sr. Sub. Notes, Series B,
                             9.25%, 2/15/07                  244,375
B2                150     Horseshoe Gaming LLC,
                             Sr. Sub. Notes,
                             8.625%, 5/15/09                 144,000
B3                100     Isle Capri Casinos, Inc.,
                             Sr. Sub. Notes,
                             8.75%, 4/15/09                   92,250
Ba2               250     Mohegan Tribal Gaming
                             Authority,
                             Sr. Notes,
                             8.125%, 1/1/06                  241,875
                                                        ------------
                                                           1,034,549

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
Chemicals--0.5%
Baa3          $   250     Equistar Chemicals LP,
                             Sr. Notes,
                             8.75%, 2/15/09             $    248,375
B2                 75     Huntsman ICI Chemicals,
                             Inc.,
                             Sr. Sub. Notes,
                             10.125%, 7/1/09                  74,625
Ba3               100     Lyondell Chemical Co.,
                             Sr. Sub. Notes,
                             9.875%, 5/1/07                  102,000
B3                 55     Sterling Chemicals, Inc.,
                             Sr. Sub. Notes,
                             12.375%, 7/15/06                 56,238
B2                 65     ZSC Specialty Chemicals PLC,
                             Sr. Notes,
                             11.00%, 7/1/09                   65,325
                                                        ------------
                                                             546,563
------------------------------------------------------------
Coal--0.2%
Ba3               250     P & L Coal Holdings Corp.,
                             Sr. Notes,
                             8.875%, 5/15/08                 246,250
------------------------------------------------------------
Commercial Services--0.1%
B2                100     Iron Mountain, Inc.,
                             Sr. Sub. Notes, MTN,
                             8.25%, 7/1/11                    93,000
------------------------------------------------------------
Diversified Operations
B2                 20     SCG Holding & Semiconductor
                             Co.,
                             Sr. Sub. Notes,
                             12.00%, 8/1/09                   20,150
------------------------------------------------------------
Engineering & Construction--0.4%
                          CSC Holdings, Inc.,
                             Sr. Sub. Deb.,
B1                250     9.875%, 2/15/13                    262,500
B1                129     10.50%, 5/15/16                    145,448
                                                        ------------
                                                             407,948
Entertainment--0.1%
B3            $   160     AMC Entertainment, Inc.,
                             Sr. Sub. Notes,
                             9.50%, 2/1/11              $    148,000
------------------------------------------------------------
Fertilizer
B2                 40     Scotts Co.,
                             Sr. Sub. Notes,
                             8.625%, 1/15/09                  39,600
------------------------------------------------------------
Financial Services--4.3%
Ba1               100     Americredit Corp.,
                             Sr. Notes,
                             9.875%, 4/15/06                 101,000
A2                300     Bear Stearns Cos., Inc.,
                             Sr. Notes,
                             6.15%, 3/2/04                   289,608
Baa2              500     Capital One Bank,
                             Sr. Notes,
                             6.76%, 7/23/02                  494,922
NR                100     Coinstar, Inc.,
                             Sr. Disc. Notes,
                             Zero Coupon (until
                             10/1/99),
                             13.00%, 10/1/26                 102,000
NR                286     Credit Asset Receivable LLC,
                             Sr. Sec'd. Notes,
                             6.274%, 10/31/03                282,374
Baa1              300     Finova Capital Corp.,
                             MTN,
                             5.98%, 2/27/01                  299,130
A2                400     General Motors Acceptance
                             Corp., MTN,
                             5.56%, 4/5/04                   399,441
Ba1               100     GS Escrow Corp.,
                             Notes,
                             5.995%, 8/1/03                   97,615
A2                700     Household Finance Corp.,
                             Notes,
                             7.00%, 8/1/03                   697,003

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
Baa1          $   500     MBNA America Bank NA,
                             MTN,
                             6.875%, 7/15/04            $    494,490
A1                300     Morgan J.P. & Co., Inc.,
                             Sr. Notes,
                             5.75%, 2/25/04                  285,111
Aa3               600     Morgan Stanley Dean Witter,
                             Sr. Notes,
                             5.56%, 4/22/04                  600,666
Baa2              300     Orix Credit Alliance, Inc.,
                             MTN,
                             6.785%, 4/16/01                 301,206
Ba3                20     RBF Finance Co.,
                             Sr. Notes,
                             11.00%, 3/15/06                  20,600
Aa3               500     Wells Fargo & Co.
                             Notes,
                             6.625%, 7/15/04                 494,555
                                                        ------------
                                                           4,959,721
------------------------------------------------------------
Food & Beverage--0.2%
B2                100     Ameriserve Food
                             Distribution, Inc., Sr.
                             Notes,
                             8.875%, 10/15/06                 86,500
B2                100     Pilgrim's Pride Corp.,
                             Sr. Sub. Notes,
                             10.875%, 8/1/03                 103,500
                                                        ------------
                                                             190,000
------------------------------------------------------------
Health Care--0.6%
B2                100     Biovail Corp. International,
                             Sr. Notes,
                             10.875%, 11/15/05               104,000
                          Columbia/HCA Healthcare
                             Corp.,
                          MTN,
Ba2               200     6.73%, 7/15/45                     187,504
                          Debs.,
Ba2                40     7.05%, 12/1/27                      29,797
Ba2                25     7.50%, 11/15/95                     18,830
B2            $   250     Integrated Health Services,
                             Inc.,
                             Sr. Sub. Notes, Series A,
                             9.25%, 1/15/08             $    157,500
B3                 25     LifePoint Hospitals
                             Holdings, Inc.,
                             Sr. Sub. Notes,
                             10.75%, 5/15/09                  25,188
B3                100     Magellan Health Services,
                             Inc.,
                             Sr. Sub. Notes,
                             9.00%, 2/15/08                   87,250
B3                100     Triad Hospitals Holdings,
                             Inc.,
                             Sr. Sub. Notes,
                             11.00%, 5/15/09                 100,750
                                                        ------------
                                                             710,819
------------------------------------------------------------
Industrials--0.3%
B2                250     Purina Mills, Inc.,
                             Sr. Sub. Notes,
                             9.00%, 3/15/10                  137,500
B3                250     United Int'l. Holdings,
                             Inc.,
                             Sr. Disc. Notes,
                             Zero Coupon (until
                             2/15/03), 10.75%, 2/15/08       146,250
                          United Pan-Europe Comm.,
B2                 30     Sr. Disc. Notes,
                             Zero Coupon (until
                             8/1/04),
                             12.50%, 8/1/09                   16,275
B2                 35     Sr. Notes,
                             10.875%, 8/1/09                  32,900
                                                        ------------
                                                             332,925
------------------------------------------------------------
Machinery & Equipment--0.2%
B1                250     Applied Power, Inc.,
                             Sr. Sub. Notes,
                             8.75%, 4/1/09                   242,500
B3                 10     Newcor, Inc.,
                             Sr. Sub. Notes,
                             9.875%, 3/1/08                    9,000
                                                        ------------
                                                             251,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
Media--0.7%
B2            $   250     Ackerley Group, Inc.,
                             Sr. Sub. Notes,
                             9.00%, 1/15/09             $    245,000
B1                 75     Chancellor Media Corp.,
                             Sr. Sub. Notes,
                             9.00%, 10/1/08                   76,125
B1                250     Garden State Newspapers,
                             Sr. Sub. Notes,
                             8.625%, 7/1/11                  233,750
Baa3              265     Time Warner, Inc.,
                             Series 97-1,
                             6.10%, 12/30/01                 259,038
                                                        ------------
                                                             813,913
------------------------------------------------------------
Miscellaneous--0.4%
Baa1              450     Midamerican Funding LLC,
                             Sr. Notes,
                             5.85%, 3/1/01                   446,310
------------------------------------------------------------
Oil & Gas--1.7%
B3                 80     Chesapeake Energy Corp.,
                             Sr. Notes,
                             9.625%, 5/1/05                   73,800
Ba2               250     Gulf Canada Resources Ltd.,
                             Sr. Sub. Deb.,
                             9.625%, 7/1/05                  255,000
Ba2               200     Petroleos Mexicanos
                             (Mexico),
                             Gtd. Notes,
                             9.375%, 12/2/08                 203,500
Ba3               210     Pride International, Inc.,
                             Sr. Notes,
                             10.00%, 6/1/09                  214,200
Baa2            1,100     Public Service Enterprise
                             Group,
                             Notes, Series C,
                             5.44%, 6/15/01                1,098,888
Ba3                30     RB Falcon Corp.,
                             Sr. Notes,
                             9.50%, 12/15/08                  28,500
B2            $    35     Swift Energy Co.,
                             Sr. Sub. Notes,
                             10.25%, 8/1/09             $     34,732
                                                        ------------
                                                           1,908,620
------------------------------------------------------------
Paper & Packaging--0.9%
B1                250     Ball Corp.,
                             Sr. Sub. Notes,
                             8.25%, 8/1/08                   247,500
B2                 20     Consolidated Container Co.,
                             LLC, Sr. Sub. Notes,
                             10.125%, 7/15/09                 20,350
B3                250     Packaging Corp. of America,
                             Sr. Sub. Notes,
                             9.625%, 4/1/09                  253,750
B1                250     S.D. Warren Co.,
                             Sr. Sub. Notes,
                             12.00%, 12/15/04                265,625
B3                250     Stone Container Corp.,
                             Sr. Sub. Deb.,
                             12.25%, 4/1/02                  250,625
                                                        ------------
                                                           1,037,850
------------------------------------------------------------
Pharmaceuticals--0.1%
Ba3               100     ICN Pharmaceuticals, Inc.,
                             Sr. Notes,
                             8.75%, 11/15/08                  96,000
------------------------------------------------------------
Printing & Publishing--0.6%
B1                250     Mail Well I Corp.,
                             Sr. Sub. Notes,
                             8.75%, 12/15/08                 239,375
B2                250     Transwestern Publishing Co.,
                             LP,
                             Sr. Sub. Notes, Series D,
                             9.625%, 11/15/07                246,250
B1                250     World Color Press, Inc.,
                             Sr. Sub. Notes,
                             7.75%, 2/15/09                  250,000
                                                        ------------
                                                             735,625

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
Real Estate--0.2%
Ba2           $   250     HMH Properties, Inc.,
                             Sr. Notes,
                             8.45%, 12/1/08             $    235,000
------------------------------------------------------------
Recreation--0.2%
B3                125     Premier Parks, Inc.,
                             Sr. Notes,
                             9.75%, 6/15/07                  125,000
B1                150     Vail Resorts, Inc.,
                             Sr. Sub. Notes,
                             8.75%, 5/15/09                  145,125
                                                        ------------
                                                             270,125
------------------------------------------------------------
Restaurants--0.5%
B2                125     Advantica Restaurant Group,
                             Inc., Sr. Notes,
                             11.25%, 1/15/08                 118,125
B2                250     Carrols Corp.,
                             Sr. Sub. Notes,
                             9.50%, 12/1/08                  218,750
Ba1               250     Felcor Suites, LP,
                             Gtd. Sr. Notes,
                             7.375%, 10/1/04                 227,500
                                                        ------------
                                                             564,375
------------------------------------------------------------
Schools--0.1%
B3                100     Kindercare Learning Center,
                             Inc.,
                             Sr. Sub. Notes,
                             9.50%, 2/15/09                   97,500
------------------------------------------------------------
Software--0.1%
B3                105     Psinet, Inc.,
                             Sr. Notes,
                             11.00%, 8/1/09                  105,000
Steel--0.6%
Ba2           $   250     AK Steel Corp.,
                             Sr. Notes,
                             7.875%, 2/15/09            $    243,750
B2                 25     Leviathan Gas
                             Pipeline/Finance Corp.,
                             Sr. Sub. Notes,
                             10.375%, 6/1/09                  25,625
Ba3               150     National Steel Corp.,
                             1st Mtg., Series D,
                             9.875%, 3/1/09                  153,000
B2                250     UCAR Global Enterprises,
                             Inc.,
                             Sr. Sub. Notes,
                             12.00%, 1/15/05                 265,000
                                                        ------------
                                                             687,375
------------------------------------------------------------
Telecommunications--2.9%
Baa3              600     AT&T Capital Corp.,
                             MTN, Series G,
                             5.56%, 4/23/02                  596,832
B2                250     Charter Communications
                             Holdings,
                             Sr. Notes,
                             8.625%, 4/1/09                  239,375
B1                250     Global Crossings Holdings
                             Ltd.,
                             Sr. Notes,
                             9.625%, 5/15/08                 258,750
B2                250     Intermedia Communications,
                             Inc.,
                             Sr. Notes,
                             8.60%, 6/1/08                   228,750
B3                 30     Level 3 Communications,
                             Inc.,
                             Sr. Disc. Notes,
                             Zero Coupon (until
                             12/1/03)
                             10.50%, 12/1/08                  17,325
B2                500     Mcleodusa, Inc.,
                             Sr. Notes,
                             8.125%, 2/15/09                 451,250
B2                350     Nextel Communications, Inc.,
                             Sr. Disc. Notes,
                             Zero Coupon (until
                             10/31/02)
                             9.75%, 10/31/07                 250,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
B3            $   250     NTL Communications Corp.,
                             Sr. Notes,
                             Zero Coupon (until
                             10/1/03)
                             12.38%, 10/1/08            $    175,000
Baa3              200     Paramount Communications,
                             Inc., Sr. Notes,
                             5.875%, 7/15/00                 199,070
Ba3               250     Price Communications
                             Wireless Inc., Sr. Notes,
                             Series B,
                             9.125%, 12/15/06                253,437
Ba3               250     Rogers Cantel, Inc.,
                             (Canada)
                             Sr. Disc. Deb.,
                             9.375%, 6/1/08                  260,000
                          Telewest Communications PLC,
B1                100     Sr. Disc. Notes,
                             Zero Coupon (until
                             4/15/04)
                             9.25%, 4/15/09                   62,000
B1                150     Sr. Disc. Deb.,
                             Zero Coupon (until
                             10/1/00) 11.00%, 10/1/07
                             (United Kingdom)                133,875
B3                250     Tritel PCS, Inc.,
                             Sr. Sub. Disc. Notes,
                             Zero Coupon (until
                             5/1/04)
                             12.75%, 5/15/09                 135,000
B3                 75     Worldwide Fiber, Inc.,
                             Sr. Notes,
                             12.00%, 8/1/09                   74,063
                                                        ------------
                                                           3,334,977
------------------------------------------------------------
Textile-Apparel Manufacturing--0.2%
Baa3              250     Burlington Industries, Inc.,
                             Sr. Disc. Deb.,
                             7.25%, 8/1/27                   222,500
------------------------------------------------------------
Transportation
B1                 50     American Commercial Lines
                             LLC,
                             Sr. Notes,
                             10.25%, 6/30/08                  49,750
Utilities--1.1%
Ba1           $   250     AES Corp.,
                             Sr. Notes,
                             9.50%, 6/1/09              $    255,000
Ba2               250     Calpine Corp.,
                             Sr. Notes,
                             7.875%, 4/1/08                  237,500
Ba3               250     CMS Energy Corp.,
                             Sr. Notes,
                             7.50%, 1/15/09                  232,500
                          Niagara Mohawk Power Corp.,
Ba2               300     Sr. Notes, Series B
                             7.00%, 10/1/00                  300,570
Baa3              200     Sr. Notes, Series C
                             7.125%, 7/1/01                  200,452
                                                        ------------
                                                           1,226,022
------------------------------------------------------------
Waste Management--0.2%
Ba3               250     Allied Waste of North
                             America Corp., Sr. Notes,
                             7.875%, 1/1/09                  230,000
                                                        ------------
                          Total corporate bonds
                             (cost $24,427,207)           23,647,483
                                                        ------------
------------------------------------------------------------
CONVERTIBLE BOND--0.4%
------------------------------------------------------------
Financial Services--0.4%
A2            EURO500     Hellenic Finance,
                             2.00%, 7/15/03
                             (cost $526,875)                 526,875
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--6.7%
Aaa           $   163     Capital Asset Research
                             Funding LP,
                             Series 97-A, Class I,
                             6.40%, 12/15/04                 162,791
Aaa               500     Contimortgage Home Equity
                             Loan Trust,
                             Series 1998-2, Class A4,
                             6.19%, 1/15/14                  488,905

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (cont'd.)
                          Federal Home Loan Mortgage
                             Corp., Deb.,
              $ 2,700        5.75%, 3/15/09             $  2,514,807
                          Federal National Mortgage
                             Assoc.,
                3,000     Zero Coupon, 6/1/17                893,430
                  508     Series 1998-73, Class MZ
                             6.30%, 10/17/38                 424,584
                          First Nationwide Trust
Aaa               197     6.50%, 5/19/29                     193,392
Aaa               474     Series 98-2, Class A1,
                             6.75%, 6/19/28                  456,636
                  262     Series P/T-NM, Class 7-A,
                             7.00%, 9/17/31                  262,536
                   71     Series 1599, Class -A,
                             5.80%, 6/15/19                   70,410
Aaa               300     GE Capital Mortgage
                             Services, Inc., Series
                             1999-S, Class A29,
                             6.50%, 5/25/29                  275,193
Aaa               298     Merrill Lynch Mortgage
                             Investors, Inc., Series
                             1998-FF1, Class A,
                             5.07%, 1/20/28                  298,067
Aaa               400     PNC Mortgage Secs. Corp.
                             Series 1999-5, Class A1,
                             6.75%, 7/25/29                  382,562
                          Residential Funding
                             Mortgage,
Aaa               200     Series 1993-S36, Class A9,
                             6.478%, 10/25/08                199,686
Aa1               500     Series-1994 S5, Class A6,
                             6.50%, 2/25/24                  450,310
Aaa               212     Series 1999-S8, Class A1,
                             6.25%, 3/25/14                  203,329
Aaa               398     Salomon Brothers Mortgage,
                             Series 1999-LB1, Class A,
                             5.39%, 6/25/29                  398,162
                                                        ------------
                          Total collateralized
                             mortgage obligations
                             (cost $7,883,918)             7,674,800
                                                        ------------
U.S. GOVERNMENT AGENCIES AND SECURITIES--2.9%
              $   103     Government National Mortgage
                             Assoc., Single Family,
                          6.625%, 9/20/22               $    103,818
                          United States Treasury
                             Bonds,
                  200     8.50%, 2/15/20                     247,874
                  150     9.25%, 2/15/16                     193,593
                  500     11.25%, 2/15/15                    739,920
                          United States Treasury
                             Notes,
                  104     3.625%, 7/15/02                    102,672
                  811     3.875%, 1/15/09                    800,083
                1,100     6.50%, 10/15/06                  1,125,784
                                                        ------------
                          Total U. S. government
                             agencies and securities
                             (cost $3,374,604)             3,313,744
                                                        ------------
------------------------------------------------------------
Foreign Securities--0.2%
Ba1               300     United Mexican States,
                             6.52%, 6/27/02
                             (cost $279,741)                 290,250
------------------------------------------------------------
MUNICIPAL BOND--0.3%
NR                300     New York City Gen. Oblig.,
                             Series B,
                             6.00%, 8/1/01
                             (cost $303,420)                 299,643
                                                        ------------
                          Total long-term investments
                             (cost $100,282,036)         106,676,897
                                                        ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                      PRUDENTIAL DIVERSIFIED FUNDS
Portfolio of Investments as           PRUDENTIAL DIVERSIFIED MODERATE
of July 31, 1999                      GROWTH FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                   Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--14.9%
------------------------------------------------------------
CORPORATE BONDS--1.2%
Baa1          $   300     Banco Latinoamericano SA,
                             MTN,
                             6.15%, 5/2/00              $    298,590
NR                400     MCI Worldcom, Inc.,
                             5.36%, 1/27/00                  389,340
A2                300     TCI Communications, Inc.,
                             MTN,
                             6.46%, 3/6/00                   301,233
Baa1              400     US West Capital Funding,
                             Inc.,
                             5.957%, 3/24/00                 384,379
                                                        ------------
                          (cost $1,375,549)                1,373,542
------------------------------------------------------------
U.S. Government Agencies--5.8%
                1,000     Federal Home Loan Mortgage
                             Corp.,
                             6.00%, 12/31/99                 970,312
                          Government National Mortgage
                             Assoc.,
                             Single Family,
                  250        6.00%, 12/31/99                 230,390
                5,800     6.50%, 12/31/99                  5,506,404
                                                        ------------
                          (cost $6,809,124)                6,707,106

REPURCHASE AGREEMENT--7.9%
              $ 9,117     Joint Repurchase Agreement
                             Account,
                             5.06%, 8/2/99
                             (cost $9,117,000; Note 5)  $  9,117,000
                                                        ------------
------------------------------------------------------------
CALL OPTIONS PURCHASED
             Contracts
                   40     United States Treasury Bond,
                             7.50%, 2/15/05,
                             expires 10/14/99, @
                             $98.25
                             (cost $37,906)                   32,625
                                                        ------------
                          Total short-term investments
                             (cost $17,339,579)           17,230,273
                                                        ------------
------------------------------------------------------------
Total Investments--107.7%
                          (cost $117,621,615; Note 4)    123,907,170
                          Liabilities in excess of
                             other assets--(7.7%)         (8,903,469)
                                                        ------------
                          Net Assets--100%              $115,003,701
                                                        ------------
                                                        ------------

---------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
LP--Limited Partnership.
MTN--Medium Term Note.
NV--Naamloze Vennootschap (Dutch Corporation).
NR--Not Rated by Moody's or Standard & Poor's.
Oy--Osakeyhtio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation or Societe Anonyme or French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                          PRUDENTIAL DIVERSIFIED FUNDS
                                          PRUDENTIAL DIVERSIFIED MODERATE
Statement of Assets and Liabilities       GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1999
Investments, at value (cost $117,621,615)....................................................................      $123,907,170
Receivable for Fund shares sold..............................................................................         1,582,356
Receivable for investments sold..............................................................................         1,232,871
Interest and dividends receivable............................................................................           626,144
Deferred offering costs......................................................................................            30,856
                                                                                                                   -------------
   Total assets..............................................................................................       127,379,397
                                                                                                                   -------------
Liabilities
Bank overdraft...............................................................................................            17,764
Payable for investments purchased............................................................................        11,503,690
Payable for Fund shares reacquired...........................................................................           506,406
Accrued expenses and other liabilities.......................................................................           177,286
Management fee payable.......................................................................................            72,363
Distribution fee payable.....................................................................................            72,060
Forward currency contracts - amount payable to counterparties................................................            25,508
Withholding taxes payable....................................................................................               619
                                                                                                                   -------------
   Total liabilities.........................................................................................        12,375,696
                                                                                                                   -------------
Net Assets...................................................................................................      $115,003,701
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $     10,592
   Paid-in capital in excess of par..........................................................................       108,376,275
                                                                                                                   -------------
                                                                                                                    108,386,867
   Undistributed net investment income.......................................................................           296,575
   Accumulated net realized gain on investments..............................................................            60,106
   Net unrealized appreciation on investments and foreign currencies translations............................         6,260,153
                                                                                                                   -------------
Net assets, July 31, 1999....................................................................................      $115,003,701
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($20,372,463 / 1,875,204 shares of beneficial interest issued and outstanding).........................            $10.86
   Maximum sales charge (5% of offering price)...............................................................               .57
                                                                                                                   -------------
   Maximum offering price to public..........................................................................            $11.43
                                                                                                                   -------------
                                                                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($58,678,010 / 5,405,503 shares of beneficial interest issued and outstanding).........................            $10.85
                                                                                                                   -------------
                                                                                                                   -------------
Class C:
   Net asset value and redemption price per share
      ($22,375,479 / 2,061,427 shares of beneficial interest issued and outstanding).........................            $10.85
   Sales charge (1% of offering price).......................................................................               .11
                                                                                                                   -------------
   Offering price to public..................................................................................            $10.96
                                                                                                                   -------------
                                                                                                                   -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($13,577,749 / 1,249,217 shares of beneficial interest issued and outstanding).........................            $10.87
                                                                                                                   -------------
                                                                                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL DIVERSIFIED MODERATE
GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                          November 18, 1998(a)
                                                Through
Net Investment Income                        July 31, 1999
Income
   Interest............................        $1,638,369
   Dividends (net of foreign
      withholding taxes of $21,833)....           491,970
                                              -----------
      Total income.....................         2,130,339
                                              -----------
Expenses
   Management fee......................           467,338
   Distribution fee--Class A...........            21,458
   Distribution fee--Class B...........           256,014
   Distribution fee--Class C...........           128,172
   Custodian's fees and expenses.......           235,000
   Registration fees...................            70,000
   Amortization of offering costs......            68,465
   Reports to shareholders.............            55,000
   Transfer agent's fees and
      expenses.........................            54,000
   Legal fees..........................            30,000
   Audit fees and expenses.............            25,000
   Trustees' fees and expenses.........             4,500
   Miscellaneous.......................             3,513
                                              -----------
      Total expenses...................         1,418,460
                                              -----------
Net investment income..................           711,879
                                              -----------
Realized and Unrealized Gain
on Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions.............            60,106
   Foreign currency transactions.......             6,222
                                              -----------
                                                   66,328
Net unrealized appreciation on:
   Investments and foreign currency
      translation......................         6,260,153
                                              -----------
   Net gain on investments.............         6,326,481
                                              -----------
Net Increase in Net Assets
Resulting from Operations                      $7,038,360
                                              -----------
                                              -----------

---------------
(a) Commencement of investment operations.

PRUDENTIAL DIVERSIFIED FUNDS
PRUDENTIAL DIVERSIFIED MODERATE
GROWTH FUND
Statement of Changes in Net Assets
------------------------------------------------------------


                                             November 18, 1998(a)
Increase (Decrease) in                             Through
Net Assets                                      July 31, 1999
Operations
   Net investment income...................      $    711,879
   Net realized gain on investment and
      foreign currency transactions........            66,328
   Net unrealized appreciation of
      investments and foreign currency
      translation..........................         6,260,153
                                             --------------------
   Net increase in net assets resulting
      from operations......................         7,038,360
                                             --------------------
Dividends from net investment income (Note
   1)
      Class A..............................          (132,253)
      Class B..............................          (170,151)
      Class C..............................           (73,278)
      Class Z..............................          (152,622)
                                             --------------------
                                                     (528,304)
                                             --------------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold...........       132,889,254
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends............................           516,607
   Cost of shares reacquired...............       (24,942,216)
                                             --------------------
   Net increase in net assets from Fund
      shares transactions..................       108,463,645
                                             --------------------
Total increase.............................       114,973,701
Net Assets
Beginning of period........................            30,000
                                             --------------------
End of period(b)...........................      $115,003,701
                                             --------------------
                                             --------------------
---------------
(a) Commencement of investment operations.
(b) Includes undistributed net investment
   income of:..............................      $    296,575
                                             --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Notes to Financial Statements         GROWTH FUND
--------------------------------------------------------------------------------
Prudential Diversified Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Prudential Diversified Moderate Growth Fund (the 'Fund'), Prudential Diversified Conservative Growth Fund and Prudential Diversified High Growth Fund. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund had no significant operations other than the issuance of 750 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $30,000 on September 2, 1998 to Prudential Investments Fund Management LLC ('PIFM' or the 'Manager'). The Fund commenced investment operations on November 18, 1998.
The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which the primary market is on an exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available, may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Subadviser feel this is representative of market value; after that period, such securities and other securities are valued in good faith under procedures adopted by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------
                                       21

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Notes to Financial Statements         GROWTH FUND
--------------------------------------------------------------------------------
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.
Net realized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each Fund is treated as a separate taxpaying entity. It is the intent of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Offering Cost: The Fund incurred approximately $98,000 in connection with the initial offering of the Fund. Offering costs are being amortized over a period of 12 months ending November 1999.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of
--------------------------------------------------------------------------------
                                       22

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Notes to Financial Statements         GROWTH FUND
--------------------------------------------------------------------------------
Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gain on investments and foreign currency transactions by $6,222, increase undistributed net investment income by $113,000 and decrease paid-in capital in excess of par by $106,778 due to nondeductible stock issuance expenses and realized foreign currency gains. Net investment loss, net realized loss and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PIFM, in turn, pays the Advisers' fees, computed daily and paid monthly, equal to the annual rate specified below based on the average daily net assets of the Fund segments they manage.

                                          Fee Paid By PIFM
           Advisers                          to Advisers
------------------------------    ---------------------------------
Jennison Associates LLC           .30% with respect to the first
                                  $300 million; .25% for amounts
                                  in excess of $300 million
The Prudential Investment         N/A1
  Corporation ('PIC')
Lazzard Asset Management          .40%
Pacific Investment Management
  Company                         .25%
Franklin Advisers, Inc.           .50%
The Dreyfus Corporation           .45%
1Under the Advisory Agreement between PIFM and PIC, PIC is
 reimbursed by PIFM for its reasonable costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended July 31, 1999.
PIMS has advised the Fund that it has received approximately $342,700 and $117,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended July 31, 1999.
PIMS has advised the Fund that for the period ended July 31, 1999, it has received approximately $57,000 and $24,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIMS, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended July 31, 1999, the Fund incurred fees of approximately $52,000 for the services of PMFS. As of July 31, 1999 approximately $8,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       23

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Notes to Financial Statements         GROWTH FUND
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended July 31, 1999 were $188,413,251 and $80,627,111, respectively.
At July 31, 1999, the Fund had outstanding forward currency contracts to sell foreign currency, as follows:

                         Value at
  Foreign Currency    Settlement Date  Current
   Sale Contracts         Payable       Value     Depreciation
--------------------- ---------------  --------  ---------------
Euro Dollars,
  expiring 9/13/99...    $ 511,104     $536,612     $ (25,508)
                      ---------------  --------  ---------------
                      ---------------  --------  ---------------

The United States federal income tax basis of the Fund's investments as of July 31, 1999 was $117,808,661 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,098,509 (gross unrealized appreciation--$10,169,644, gross unrealized depreciation--$4,071,135).
For federal income tax purposes, the Fund is electing to treat net currency losses of approximately $19,300 incurred in the nine-month period ended July 31, 1999 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 1999, the Fund had a 1.43% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $9,117,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
Warburg Dillon Read LLC, 5.07% in the principal amount of $180,000,000, repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest is $183,604,710.
Bear, Stearns & Co. Inc., 5.06% in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $183,904,910.
Salomon Smith Barney Inc., 5.06% in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $184,504,113.
Deutsche Bank Securities Inc., 5.06% in the principal amount of $96,548,000, repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest is $98,479,006.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 10,591,351 shares of beneficial interest issued and outstanding at July 31, 1999, Prudential owned 1,469,254.
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------    -----------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.........................    2,104,901    $22,082,276
Shares issued in reinvestment of
  dividends.........................       11,721        130,122
Shares reacquired...................     (257,414)    (2,765,509)
                                       ----------    -----------
Net increase in shares outstanding
  before conversion.................    1,859,208     19,446,889
Shares issued upon conversion from
  Class B...........................       15,246        163,070
                                       ----------    -----------
Net increase in shares
  outstanding.......................    1,874,454    $19,609,959
                                       ----------    -----------
                                       ----------    -----------
Class B
------------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.........................    5,754,697    $60,238,518
Shares issued in reinvestment of
  dividends.........................       14,797        163,946
Shares reacquired...................     (349,450)    (3,747,204)
                                       ----------    -----------
Net increase in shares outstanding
  before conversion.................    5,420,044     56,655,260

--------------------------------------------------------------------------------
                                       24

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Notes to Financial Statements         GROWTH FUND
--------------------------------------------------------------------------------

Class B                                  Shares        Amount
------------------------------------   ----------    -----------
Shares reacquired upon conversion
  into Class A......................      (15,291)   $  (163,070)
                                       ----------    -----------
Net increase in shares
  outstanding.......................    5,404,753    $56,492,190
                                       ----------    -----------
                                       ----------    -----------
Class C
------------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.........................    2,362,554    $24,279,763
Shares issued in reinvestment of
  dividends.........................        6,349         69,993
Shares reacquired...................     (308,226)    (3,281,900)
                                       ----------    -----------
Net increase in shares
  outstanding.......................    2,060,677    $21,067,856
                                       ----------    -----------
                                       ----------    -----------
Class Z
------------------------------------
November 18, 1998(a) through
  July 31, 1999:
Shares sold.........................    2,627,588    $26,288,697
Shares issued in reinvestment of
  dividends.........................       14,003        152,546
Shares reacquired...................   (1,393,124)   (15,147,603)
                                       ----------    -----------
Net increase in shares
  outstanding.......................    1,248,467    $11,293,640
                                       ----------    -----------
                                       ----------    -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       25

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Financial Highlights                  GROWTH FUND
--------------------------------------------------------------------------------

                                                                         November 18, 1998(a) Through July 31, 1999
                                                            ---------------------------------------------------------------------
                                                              Class A            Class B            Class C            Class Z
                                                            ------------       ------------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................       $  10.00           $  10.00           $  10.00           $  10.00
                                                                ------             ------             ------             ------
Income from investment operations:
Net investment income(d)...............................            .12                .06                .06                .13
Net realized and unrealized gain on investments and
   foreign currencies..................................            .83                .83                .83                .84
                                                                ------             ------             ------             ------
   Total from investment operations....................            .95                .89                .89                .97
                                                                ------             ------             ------             ------
Less distributions:
Dividends from net investment income...................           (.09)              (.04)              (.04)              (.10)
                                                                ------             ------             ------             ------
Net asset value, end of period.........................       $  10.86           $  10.85           $  10.85           $  10.87
                                                                ------             ------             ------             ------
                                                                ------             ------             ------             ------
TOTAL RETURN(b)........................................           9.47%              8.99%              8.99%              9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................       $ 20,372           $ 58,678           $ 22,375           $ 13,578
Average net assets (000)...............................       $ 12,286           $ 36,645           $ 18,346           $ 21,914
Ratios to average net assets:(c)
   Expenses, including distribution fees...............           1.88%              2.63%              2.63%              1.63%
   Expenses, excluding distribution fees...............           1.63%              1.63%              1.63%              1.63%
   Net investment income...............................           1.59%               .85%               .79%              1.68%
Portfolio turnover rate................................             96%                96%                96%                96%

---------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     26

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Report of Independent Accountants     GROWTH FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Diversified Funds--
Prudential Diversified Moderate Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Funds--Prudential Diversified Moderate Growth Fund (the 'Fund') at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 18, 1998 (commencement of operations) through July 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999
--------------------------------------------------------------------------------
                                       27

                                      PRUDENTIAL DIVERSIFIED FUNDS
                                      PRUDENTIAL DIVERSIFIED MODERATE
Tax Information (Unaudited)           GROWTH FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1999) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 1999, the Fund paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $.09 per share, $.04 per share, $.04 per share and $.10 per share, respectively, which is taxable as ordinary income. Further, we wish to advise you that 34% of the ordinary income dividends paid in the fiscal period ended July 31, 1999 qualified for the corporate dividend received deduction available to corporate taxpayers.
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 13.63% of the dividends paid from ordinary income in the fiscal period ended July 31, 1999, qualify for each of these states' tax exclusion.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Diversified Moderate Growth Fund vs. the S&P 500 Index

Class A
(GRAPH)

Class B
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Diversified Moderate Growth Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (July 31), as measured on a quarterly basis, beginning in 1998 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1999; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.

Class C
(GRAPH)

Class Z
(GRAPH)

Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that give a broad look at how stock prices have performed. The total return of the S&P 500 Index includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of equity funds. The securities in the S&P 500 Index may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ    Cusip
  A        --    74432F505
  B      DMGBX   74432F604
  C        --    74432F703
  Z      PDMZX   74432F802


Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
John R. Strangfeld

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
David F. Connor, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Investment Sub-Advisers
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

Franklin Advisers, Inc.
777 Mariners Island Blvd., San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue, New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza, New York, NY 10112

Pacific Investment Management Company
840 Newport Center Drive, Newport Beach, CA 92660

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
Raritan Plaza One, Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave., N.W., Washington, DC 20036

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF186E3